                         ALTERNATIVE LOAN TRUST 2006-OA3
                                 ISSUING ENTITY

                                FINAL TERM SHEET

                              [LOGO] Countrywide(R)

                           $753,195,100 (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS)
WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU
INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION
ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO
CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                  FREE WRITING PROSPECTUS DATED MARCH 31, 2006

                         ALTERNATIVE LOAN TRUST 2006-OA3
                                 ISSUING ENTITY

             DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING APRIL 25, 2006

The following classes of certificates are offered pursuant to this free writing prospectus:

----------------------------------------------------------------------------------------------------------------------
                          INITIAL CLASS
                           CERTIFICATE
                            BALANCE/                                            INITIAL CLASS
                             INITIAL                                        CERTIFICATE BALANCE/
                            NOTIONAL        PASS-THROUGH                      INITIAL NOTIONAL       PASS-THROUGH
                            AMOUNT(1)         RATE(2)                             AMOUNT(1)             RATE(2)
----------------------------------------------------------------------------------------------------------------------

Class 1-A-1                 $266,789,000      Floating       Class M-1          $ 21,924,000           Floating
----------------------------------------------------------------------------------------------------------------------
Class 1-A-2                 $133,394,000      Floating       Class M-2           $14,640,000           Floating
----------------------------------------------------------------------------------------------------------------------
Class 1-A-3                  $44,465,000      Floating       Class M-3            $3,785,000           Floating
----------------------------------------------------------------------------------------------------------------------
Class 2-A-1                 $147,493,000      Floating       Class M-4            $8,841,000           Floating
----------------------------------------------------------------------------------------------------------------------
Class 2-A-2                  $73,746,000      Floating       Class M-5            $5,646,000           Floating
----------------------------------------------------------------------------------------------------------------------
Class 2-A-3                  $24,582,000      Floating       Class M-6            $3,785,000           Floating
----------------------------------------------------------------------------------------------------------------------
Class X                  $245,821,000(3)      Variable       Class M-7            $4,105,000           Floating
----------------------------------------------------------------------------------------------------------------------
Class A-R                        $   100        N/A
----------------------------------------------------------------------------------------------------------------------

_______________________
(1)   This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)   The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based (and in the case of the variable rate certificates, the formula on which the pass-through rate is based) and their initial ratings, are listed in the tables under "Summary --
      Description of the Certificates" beginning on page S-6 of this free writing prospectus.

(3)   The Class X Certificates are interest only notional amount certificates.

                                     SUMMARY

ISSUING ENTITY

Alternative Loan Trust 2006-OA3, a common law trust formed under the laws of the
State of New York.

DEPOSITOR

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of
Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas,
California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide
Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of March 1, 2006 and the origination date for that mortgage loan.

CLOSING DATE

On or about March 31, 2006.

THE MORTGAGE LOANS

The mortgage loans will consist of 30- and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four family residential properties. The mortgage loans will be divided into two separate groups. Each group of mortgage loans is referred to as a "loan group."
The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance was approximately $756,979,250, approximately $487,479,176 of which are group 1 mortgage loans and approximately $269,500,073 of which are group 2 mortgage loans.

As of the cut-off date, the group 1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                           $487,479,176
Geographic Concentrations in excess of 10%:
California                                                       41.83%
Florida                                                          16.41%
Weighted Average Original LTV Ratio                              75.77%
Weighted Average Current Mortgage Rate                           4.284%
Range of Current Mortgage Rates                             1.000% to 9.250%
Average Current Principal Balance                               $315,113

Range of Current Principal Balances                       $40,500 to $1,897,823
Weighted Average Remaining Term to Maturity                    382 months
Weighted Average FICO Credit Score                                 705
Weighted Average Gross Margin                                    3.516%
Weighted Average Maximum Mortgage Rate                           9.966%
Weighted Average Minimum Mortgage Rate                           3.516%
Maximum Negative Amortization                                     115%

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                           $269,500,073
Geographic Concentrations in excess of 10%:
California                                                       45.94%
Florida                                                          23.99%
Weighted Average Original LTV Ratio                              75.16%
Weighted Average Current Mortgage Rate                           4.543%
Range of Current Mortgage Rates                             1.000% to 9.250%
Average Current Principal Balance                               $273,050
Range of Current Principal Balances                       $38,400 to $2,000,000

Weighted Average Remaining Term to Maturity                    407 months
Weighted Average FICO Credit Score                                 705
Weighted Average Gross Margin                                    3.131%
Weighted Average Maximum Mortgage Rate                           9.956%
Weighted Average Minimum Mortgage Rate                           3.131%
Maximum Negative Amortization                                     115%

See "The Mortgage Pool" in this free writing prospectus.

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue nineteen classes of certificates, fifteen of which are offered by this free writing prospectus and the accompanying prospectus:

                           INITIAL                                            INITIAL
                      CLASS CERTIFICATE                                       RATING       INITIAL
                       BALANCE/INITIAL                                       (MOODY'S)     RATING
     CLASS           NOTIONAL AMOUNT (1)               TYPE                     (2)       (S&P) (2)
----------------    --------------------    --------------------------       ----------   ---------

OFFERED
CERTIFICATES

Class 1-A-1            $  266,789,000            Senior/Floating                Aaa          AAA
                                             Pass-Through Rate/Super
                                                      Senior

Class 1-A-2            $  133,394,000            Senior/Floating                Aaa          AAA
                                             Pass-Through Rate/Super
                                                 Senior/ Support

Class 1-A-3            $   44,465,000            Senior/Floating                Aaa          AAA
                                            Pass-Through Rate/Support

Class 2-A-1            $  147,493,000            Senior/Floating                Aaa          AAA
                                             Pass-Through Rate/Super
                                                      Senior

Class 2-A-2            $   73,746,000            Senior/Floating                Aaa          AAA
                                             Pass-Through Rate/Super
                                                 Senior/ Support

Class 2-A-3            $   24,582,000            Senior/Floating                Aaa          AAA
                                            Pass-Through Rate/Support

Class X                $  245,821,000        Senior/Notional Amount/            Aaa          AAA
                                              Interest Only/Variable
                                                Pass-Through Rate

Class A-R              $          100              Senior/REMIC                 Aaa          AAA
                                             Residual/Principal Only

Class M-1              $   21,924,000       Subordinate/Floating Pass-          Aa1          AA+
                                                   Through Rate

Class M-2              $   14,640,000       Subordinate/Floating Pass-          Aa1          AA
                                                   Through Rate

Class M-3              $    3,785,000       Subordinate/Floating Pass-          Aa1          AA-
                                                   Through Rate

Class M-4              $    8,841,000       Subordinate/Floating Pass-          Aa3          A+
                                                   Through Rate

Class M-5              $    5,646,000       Subordinate/Floating Pass-          A1           A-
                                                   Through Rate

Class M-6              $    3,785,000       Subordinate/Floating Pass-          A3          BBB+
                                                   Through Rate

Class M-7              $    4,105,000       Subordinate/Floating Pass-         Baa2         BBB-
                                                   Through Rate

NON-OFFERED CERTIFICATES (3)

Class C                           N/A                Residual                   NR           NR

Class 1-P (4)          $          100           Prepayment Charges              NR           NR

Class 2-P (4)          $          100           Prepayment Charges              NR           NR

Class R-X                         N/A                Residual                   NR           NR

_______________

(1)   This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2)   The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and
      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
      "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. See "Ratings" in this free writing prospectus.

(3)   The Class C, Class 1-P and Class 2-P are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class C, Class 1-P and Class 2-P Certificates is provided only to permit a better understanding of the offered certificates.

(4)   The Class 1-P and Class 2-P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans in loan group
      1 and loan group 2, respectively. Each of the Class 1-P and Class 2-P
      Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance of the mortgage loans in loan group 1 and loan group 2, respectively, that require payment of a prepayment charge. Each of the Class 1-P and Class
      2-P Certificates will not bear interest.

      The certificates will also have the following characteristics:

                             PASS-THROUGH RATE
                               ON AND BEFORE        PASS-THROUGH RATE
                  RELATED        OPTIONAL                 AFTER                                  INTEREST
                    LOAN     TERMINATION DATE            OPTIONAL                                ACCRUAL
    CLASS          GROUP            (1)            TERMINATION DATE (1)     ACCRUAL PERIOD      CONVENTION
-------------     -------    -----------------     --------------------     --------------    --------------

OFFERED
CERTIFICATES
Class 1-A-1          1        LIBOR + 0.200%          LIBOR + 0.400%             (2)          Actual/360 (3)
Class 1-A-2          1        LIBOR + 0.260%          LIBOR + 0.520%             (2)          Actual/360 (3)
Class 1-A-3          1        LIBOR + 0.310%          LIBOR + 0.620%             (2)          Actual/360 (3)
Class 2-A-1          2        LIBOR + 0.210%          LIBOR + 0.420%             (2)          Actual/360 (3)
Class 2-A-2          2        LIBOR + 0.270%          LIBOR + 0.540%             (2)          Actual/360 (3)
Class 2-A-3          2        LIBOR + 0.320%          LIBOR + 0.640%             (2)          Actual/360 (3)
Class X              2              (4)                    (4)                   (5)            30/360 (6)
Class A-R            1              (7)                    (7)                   N/A               N/A
Class M-1         1 and 2     LIBOR + 0.430%          LIBOR + 0.645%             (2)          Actual/360 (3)
Class M-2         1 and 2     LIBOR + 0.450%          LIBOR + 0.675%             (2)          Actual/360 (3)
Class M-3         1 and 2     LIBOR + 0.500%          LIBOR + 0.750%             (2)          Actual/360 (3)
Class M-4         1 and 2     LIBOR + 0.800%          LIBOR + 1.200%             (2)          Actual/360 (3)
Class M-5         1 and 2     LIBOR + 0.900%          LIBOR + 1.350%             (2)          Actual/360 (3)
Class M-6         1 and 2     LIBOR + 1.750%          LIBOR + 2.625%             (2)          Actual/360 (3)
Class M-7         1 and 2     LIBOR + 2.500%          LIBOR + 3.750%             (2)          Actual/360 (3)

NON-OFFERED
CERTIFICATES
Class C           1 and 2           N/A                    N/A                   N/A               N/A
Class 1-P            1              N/A                    N/A                   N/A               N/A
Class 2-P            2              N/A                    N/A                   N/A               N/A
Class R-X         1 and 2           N/A                    N/A                   N/A               N/A

______________
(1)   The pass-through rates on the LIBOR Certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap. LIBOR for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Determination of LIBOR." If on
      any distribution date, the pass-through rate for a Class of LIBOR
      Certificates is based on the applicable interest rate cap, the holders of the applicable certificates will be entitled to receive the resulting shortfall from remaining excess cashflow (if any) and from payments from the corridor contract to the extent described in this free writing prospectus under "Description of the Certificates -- Overcollateralization
      Provisions." and "-- The Corridor Contract".

(2)   The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(3)   Interest will accrue at the rate described in this table on the basis of a
      360-day year and the actual number of days that elapsed in the applicable accrual period.

(4)   The pass-through rate on the Class X Certificates is equal to the excess of (i) the net rate cap for the senior certificates related to loan group
      2 over (ii) the sum of (a) one-month LIBOR and (b) 0.350% for the accrual period (based on a 360-day year and the actual number of days that elapsed in the accrual period) related to any distribution date occurring on or prior to the optional termination date and 0.700% for the accrual period
      (based on a 360-day year and the actual number of days that elapsed in the accrual period) related to any distribution date occurring after the optional termination date. See "Description of the Certificates --
      Interest" in this free writing prospectus

(5)   The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(6)   Interest will accrue at the rate described in this table on the basis of a
      360-day year divided into twelve 30-day months.

(7)   The Class A-R Certificates will not accrue any interest.

See "Description of the Certificates" in this free writing prospectus.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

       DESIGNATION                         CLASSES OF CERTIFICATES

   Senior Certificates                   Group 1 Senior Certificates,
                                         Group 2 Senior Certificates,
                                            Class X and Class A-R
                                                 Certificates

     Group 1 Senior                        Class 1-A-1, Class 1-A-2
      Certificates                       and Class 1-A-3 Certificates

     Group 2 Senior                      Class 2-A-1, Class 2-A-2 and
      Certificates                         Class 2-A-3 Certificates

Subordinated Certificates                   Class M-1, Class M-2,
                                            Class M-3, Class M-4,
                                           Class M-5, Class M-6 and
                                            Class M-7 Certificates

   LIBOR Certificates                    Group 1 Senior Certificates,
                                         Group 2 Senior Certificates
                                        and Subordinated Certificates

  Class P Certificates                     Class 1-P and Class 2-P
                                                 Certificates

  Offered Certificates                     Senior Certificates and
                                             Class M Certificates

  Private Certificates                    Class P, Class C and Class
                                               R-X Certificates

RECORD DATE

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR
Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

Class X and Class A-R Certificates:

The last business day of the month preceding the month of the distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or
Clearstream, Luxembourge or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on April 25, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the offered certificates is the distribution date in May 2036. The amount deposited in the final maturity reserve fund may be used to retire the offered certificates on the last scheduled distribution date, if the outstanding aggregate stated principal balance of the mortgage loans having original terms to maturity of 40 years has not been reduced to zero on the last scheduled distribution date. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments)
of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

FINAL MATURITY RESERVE FUND

On each distribution date beginning on the distribution date in April 2016 and up to and including the final maturity reserve funding date, if the aggregate stated principal balance of the mortgage loans having an original term to maturity of 40 years is greater than the required deposit trigger amount for such distribution date, an amount equal to the lesser of (a) the product of (i) 0.40%, (ii) the aggregate stated principal balance of the mortgage loans in loan group 1 and (iii) one-twelfth, and (b) the excess of (i)
the final maturity funding cap for such distribution date over (ii) the amount on deposit in the final maturity reserve fund immediately prior to such distribution date (the "Required Deposit") will be deposited in the final maturity reserve fund until the amount on deposit in the final maturity reserve fund is equal to the final maturity funding cap. On and after the last scheduled distribution date, any amounts on deposit in the final maturity reserve fund will be distributed to the certificates as described in this free writing prospectus. Upon termination of the issuing entity, any amounts remaining in the final maturity reserve fund will be distributed to the holders of the Class C
Certificates.

INTEREST PAYMENTS

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page
S-6.

On each distribution date, to the extent funds are available from the related loan group or loan groups, each class of interest-bearing certificates will be entitled to receive:

o   the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount, as applicable, of that class of certificates immediately prior to that distribution date,

o   interest carry forward amount, and

o   any net rate carryover due and any accrued interest on this amount.

The amount of interest distributable on a distribution date with respect to any class of certificates will be reduced by the amount by which the deferred interest on the mortgage loans in the related loan group or loan groups exceeds the principal payments on the mortgage loans in that loan group or loan groups for that distribution date, as described under "Description of the Certificates
-- Interest" in this free writing prospectus.

See "Description of the Certificates -- Distributions -- Distributions of
Interest" in this free writing prospectus.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

See "Description of the Certificates -- Distributions -- Distributions of
Principal" in this free writing prospectus.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after the fees and expenses described under the next heading are subtracted) with respect to a loan group:

o   all scheduled installments of interest (after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

o   all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

o   net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

o   subsequent recoveries with respect to the mortgage loans in that loan group;

o   partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

o   any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

FEES AND EXPENSES

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

o   the master servicing fee and additional servicing compensation due to the master servicer;

o   the trustee fee due to the trustee;

o   lender paid mortgage insurance premiums, if any;

o   the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

o   all prepayment charges (which are distributable only to the Class P
    Certificates); and

o   all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum
(referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges
(excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loan.

Source and Priority of Payments:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On any distribution date, the aggregate available funds from both loan groups will be distributed in the following order of priority:

     (1)  to the final maturity reserve fund, the required deposit, if any, for such distribution date;

     (2)  to the Class X Certificates, the current interest and interest carry forward amount for such class and such distribution date;

     (3)  concurrently, to the classes of senior certificates (other than the notional amount certificates and the Class A-R Certificates), pro rata, the current interest and the interest carry forward amount for each such class and such distribution date;

     (4)  sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6 and Class M-7 Certificates, in that order, the current interest for each such class and such distribution date;

     (5)  (A) for each distribution date prior to the stepdown date or on which a trigger event is in effect, in the following order of priority:

          (1)  in an amount up to the principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata on the basis of the related principal distribution amount:

               (a)  in an amount up to the group 1 principal distribution amount for such distribution date, sequentially:

                    (i)   to the Class A-R Certificates, until its class
               certificate balance is reduced to zero;

                    (ii)  concurrently, to the Class 1-A-1, Class 1-A-2 and
               Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (iii) concurrently, to the Class 2-A-1, Class 2-A-2 and
               Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (b)  in an amount up to the group 2 principal distribution amount for such distribution date, sequentially:

                    (i)   concurrently, to the Class 2-A-1, Class 2-A-2 and
               Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii)  concurrently, to the Class 1-A-1, Class 1-A-2 and
               Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (2)  sequentially, to the Class M-1, Class M-2, Class M-3, Class
          M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero;
          and

               (B)  on each distribution date on or after the stepdown date so long as a trigger event is not in effect, in the following order of priority:

               (1)  in an amount up to the senior principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata on the basis of the related senior principal distribution amount:

               (a)  in an amount up to the group 1 senior principal distribution amount for such distribution date, sequentially:

                    (i)   concurrently, to the Class 1-A-1, Class 1-A-2 and
               Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii)  concurrently, to the Class 2-A-1, Class 2-A-2 and
               Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (b)  in an amount up to the group 2 senior principal distribution amount for such distribution date, sequentially:

                    (i)   concurrently, to the Class 2-A-1, Class 2-A-2 and
               Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii)  concurrently, to the Class 1-A-1, Class 1-A-2 and
               Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (2)  sequentially, to the Class M-1, Class M-2, Class M-3, Class
          M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

     (6)  on each distribution date after the distribution date in May 2036, in the following order of priority:

               (a)  concurrently, to the classes of senior certificates (other than the notional amount certificates), pro rata, until their respective class certificate balances are reduced to zero; and

               (b)  sequentially, to the Class M-1, Class M-2, Class M-3, Class
          M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero;

     (7)  sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6 and Class M-7 Certificates, in that order, the interest carry forward amount for each such class and such distribution date;

     (8)  concurrently, to the classes of senior certificates related to loan group 1 and loan group 2, pro rata based on the aggregate unpaid realized loss amount for the senior certificates (other than the notional amount certificates)
related to loan group 1 and loan group 2;

          (a)  in an amount equal to the aggregate unpaid realized loss amount for the senior certificates related to loan group 1, sequentially, to the
     Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class; and

          (b)  in an amount equal to the aggregate unpaid realized loss amount for the senior certificates (other than the notional amount certificates)
     related to loan group 2, sequentially, to the Class 2-A-1, Class 2-A-2 and
     Class 2-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     (9)  sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     (10) concurrently, to the classes of senior certificates (other than the notional amount certificates and the Class A-R Certificates), pro rata, in an amount up to the amount of net rate carryover for each such class;

     (11) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of net rate carryover for each such class; and

     (12) to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

     Any interest carry forward amounts, unpaid realized loss amounts or net rate carryover that remains after the class certificate balance of the related certificates is reduced to zero will be extinguished.

THE CORRIDOR CONTRACT

The LIBOR Certificates will have the benefit of a corridor contract. On the closing date, the corridor contract will be assigned to the trustee on behalf of a separate supplemental trust fund created under the pooling and servicing agreement.

On or prior to the corridor contract termination date, amounts received by the trustee, on behalf of the supplemental interest trust, in respect of the corridor contract will be available as described in this free writing prospectus to cover any unpaid realized loss amounts and any net rate carryover resulting from the application of the applicable net rate cap to the pass-through rates on the LIBOR Certificates.

Payments under the corridor contract will be made pursuant to a formula described in "Description of the Certificates - The Corridor Contract" in this free writing prospectus. Any amounts received by the trustee, on behalf of the supplemental interest trust, for a distribution date that are not used on that date to cover any unpaid realized loss amounts or net rate carryover on the
LIBOR Certificates are expected to be distributed to the holders of the Class C
Certificates as provided in the pooling and servicing agreement and will not be available thereafter for payment of unpaid realized loss amounts or net rate carryover on any class of certificates.

See "Description of the Certificates -- The Corridor Contracts" in this free writing prospectus.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the senior certificates. Realized losses will be allocated in the following order of priority:

o   to the subordinated certificates, beginning with the class of subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero, and

o   concurrently, to the senior certificates, pro rata based on the aggregate class certificate balances of the group 1 senior certificates and the group
    2 senior certificates as follows: (a) with respect to the group 1 senior certificates, sequentially, to

    the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order and
    (b) with respect to the group 2 senior certificates, sequentially, to the
    Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, and in each case until their respective class certificate balances have been reduced to zero.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

OVERCOLLATERALIZATION

"Overcollateralization" refers to the amount by which the aggregate stated
principal balance of the mortgage loans exceeds the aggregate class certificate balance of the offered certificates.

On the closing date, (a) the aggregate stated principal balance of the mortgage loans is expected to exceed the initial aggregate class certificate balance of the certificates (other than the notional amount certificates) by approximately
$3,784,150. These amounts are approximately equal to the initial levels of overcollateralization required by the pooling and servicing agreement.

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates and the weighted average expense fee rate.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans if those losses are not otherwise covered by excess cashflow (if any) from the related mortgage loans. The required level of overcollateralization may change over time.

SUBORDINATION

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

The senior certificates will have a distribution priority over the subordinated certificates. Within the classes with an "M" designation, the distribution priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is, first, accomplished by allocating the realized losses on the mortgage loans among the subordinated certificates, beginning with the subordinated certificates with the lowest distribution priority, and second to the senior certificates in accordance with the priorities set forth above under " --
Allocation of Losses."

See "Description of the Certificates -- Allocation of Losses" in this free writing prospectus and "Credit Enhancement" in the prospectus.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

TAX STATUS

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R
Certificates, will represent the regular interests in the master REMIC. The
LIBOR Certificates will also represent the right to receive net rate carryover payments. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

The corridor contract, and the assets held in the corridor contract reserve fund, the carryover reserve fund and the final maturity reserve fund will not constitute any part of any REMIC created under the pooling and servicing agreement.

ERISA CONSIDERATIONS

The Class 1-A-1, Class 2-A-1 and Class X Certificates may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security
Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code
of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions, including satisfaction of the requirements of an investor-based class exemption, are met. The offered certificates other than the Class 1-A-1, Class 2-A-1 and Class X Certificates may be purchased by an "insurance company general account" that holds plan assets and meets certain requirements.

LEGAL INVESTMENT

The senior certificates and the Class M-1, Class M-2, Class M-3 and Class M-4
Certificates will be mortgage related securities for purposes of the Secondary
Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be
"mortgage related securities" for purposes of the Secondary Mortgage Market
Enhancement Act of 1984.

                                                            LOAN GROUP 1

                                                            LOAN PROGRAMS

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
TYPE OF PROGRAM                    LOANS     OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

Eleventh District COFI .......      545    $ 198,207,424.94    40.66%      363,683.35    3.197      380         699        75.61
One-Month LIBOR ..............      906      261,736,369.31    53.69       288,892.24    5.229      373         706        76.08
One-Year MTA .................       96       27,535,381.93     5.65       286,826.90    3.124      477         731        73.95
                                 --------  ----------------  ---------
   Total......................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

                                                      CURRENT MORTGAGE RATES(1)

                                                                                        WEIGHTED                WEIGHTED
                                                             PERCENT OF    AVERAGE       AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL     REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN     BALANCE       TERM TO     AVERAGE    LOAN-TO-
CURRENT                          MORTGAGE      BALANCE          LOAN     OUTSTANDING    MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                  LOANS     OUTSTANDING       GROUP 1       ($)        (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------   --------   -----------  ---------

1.000.........................      228    $  86,967,389.00    17.84%      381,435.92      360         704        70.78
1.250.........................       82       29,792,383.00     6.11       363,321.74      480         720        74.88
1.500.........................      180       62,811,388.00    12.88       348,952.16      360         694        74.45
1.750.........................       84       32,941,805.67     6.76       392,164.35      428         705        71.15
1.910.........................        1          224,000.00     0.05       224,000.00      360         694        89.96
2.000.........................       55       17,726,365.30     3.64       322,297.55      372         677        79.81
2.140.........................        2          211,950.00     0.04       105,975.00      360         665        90.00
2.175.........................        1          130,500.00     0.03       130,500.00      360         755        90.00
2.190.........................        1          297,000.00     0.06       297,000.00      360         694        90.00
2.195.........................        2          470,700.00     0.10       235,350.00      360         750        90.00
2.250.........................       24        7,959,763.37     1.63       331,656.81      398         685        76.76
2.260.........................        1          242,000.00     0.05       242,000.00      360         671        89.63
2.300.........................        1          180,000.00     0.04       180,000.00      360         676        90.00
2.500.........................       39        8,952,026.20     1.84       229,539.13      369         695        83.32
2.680.........................        1          188,100.00     0.04       188,100.00      360         747        90.00
2.750.........................        8        1,910,716.00     0.39       238,839.50      404         696        81.94
2.760.........................        1          246,000.00     0.05       246,000.00      360         658        87.86
2.940.........................        1          324,000.00     0.07       324,000.00      360         682        90.00
2.975.........................        1          139,967.00     0.03       139,967.00      358         735        90.00
2.980.........................        1          400,000.00     0.08       400,000.00      360         668        86.96
3.000.........................       31        6,997,475.00     1.44       225,725.00      360         695        90.29
3.050.........................        1          134,805.49     0.03       134,805.49      359         691        90.00
3.055.........................        1          301,500.00     0.06       301,500.00      360         683        90.00
3.180.........................        4        1,109,300.00     0.23       277,325.00      360         636        88.03
3.200.........................        2          436,555.00     0.09       218,277.50      360         712        95.00
3.205.........................        1          128,250.00     0.03       128,250.00      360         704        95.00
3.220.........................        2          320,850.00     0.07       160,425.00      360         672        93.56
3.235.........................        1          337,200.00     0.07       337,200.00      360         713        94.97
3.250.........................        5        1,100,086.60     0.23       220,017.32      385         681        89.62
3.395.........................        1          330,125.00     0.07       330,125.00      360         693        95.00
3.430.........................        1          207,000.00     0.04       207,000.00      360         685        90.00
3.500.........................        3          488,620.00     0.10       162,873.33      360         653        93.67
3.540.........................        1          211,000.00     0.04       211,000.00      360         621        82.10
3.595.........................        2          480,700.00     0.10       240,350.00      360         709        95.00
3.660.........................        1          133,000.00     0.03       133,000.00      360         659        95.00
3.720.........................        1          179,683.64     0.04       179,683.64      359         659        90.00
3.735.........................        1          243,500.00     0.05       243,500.00      360         793        89.99
3.750.........................        2          112,864.24     0.02        56,432.12      359         724        78.55
3.930.........................        1          250,669.47     0.05       250,669.47      359         622        89.64

                                                                                        WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE      AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE      TERM TO     AVERAGE    LOAN-TO-
CURRENT                          MORTGAGE      BALANCE          LOAN      OUTSTANDING   MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                  LOANS     OUTSTANDING       GROUP 1        ($)       (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------   --------   -----------  ---------

4.000.........................        1          175,500.00    0.04        175,500.00      360         652        90.00
4.185.........................        1          234,000.00    0.05        234,000.00      360         630        90.00
4.250.........................        4          970,102.14    0.20        242,525.54      359         675        92.40
4.375.........................        1          311,125.00    0.06        311,125.00      360         676        95.00
5.500.........................        2          409,697.99    0.08        204,849.00      358         711        77.12
5.625.........................        1          446,234.06    0.09        446,234.06      359         720        70.00
5.750.........................        1          119,735.86    0.02        119,735.86      359         757        80.00
6.000.........................        2          423,247.02    0.09        211,623.51      357         726        66.51
6.125.........................        2          375,673.24    0.08        187,836.62      354         704        66.61
6.250.........................        2          510,071.34    0.10        255,035.67      358         710        70.22
6.375.........................        5        1,453,563.13    0.30        290,712.63      381         708        73.32
6.430.........................        1           74,192.46    0.02         74,192.46      354         685        90.00
6.500.........................        1          387,595.49    0.08        387,595.49      357         698        80.00
6.625.........................       11        2,830,412.15    0.58        257,310.20      393         699        69.90
6.750.........................       11        3,032,985.37    0.62        275,725.94      361         721        75.89
6.800.........................        1          251,585.78    0.05        251,585.78      359         669        90.00
6.875.........................       27        6,835,374.88    1.40        253,162.03      386         727        73.19
7.000.........................       23        8,218,534.77    1.69        357,327.60      381         722        78.00
7.035.........................        1           91,602.47    0.02         91,602.47      359         682        90.00
7.100.........................        1          619,911.33    0.13        619,911.33      359         709        90.00
7.125.........................       40       11,841,589.07    2.43        296,039.73      406         716        74.09
7.240.........................        1          584,038.42    0.12        584,038.42      359         624        90.00
7.250.........................       52       16,935,805.96    3.47        325,688.58      375         720        75.70
7.260.........................        1          251,049.62    0.05        251,049.62      359         663        89.82
7.285.........................        1          249,615.08    0.05        249,615.08      359         675        89.61
7.315.........................        1          426,766.39    0.09        426,766.39      359         695        90.00
7.375.........................       53       17,614,909.83    3.61        332,356.79      393         719        78.33
7.470.........................        1          256,637.89    0.05        256,637.89      359         702        94.49
7.500.........................      108       34,133,286.71    7.00        316,048.95      379         700        75.39
7.555.........................        1           89,864.45    0.02         89,864.45      359         651        90.00
7.625.........................       74       19,572,211.98    4.01        264,489.35      367         710        76.70
7.680.........................        1          319,018.79    0.07        319,018.79      359         653        90.00
7.705.........................        1          221,029.97    0.05        221,029.97      359         735        95.00
7.735.........................        1          116,849.40    0.02        116,849.40      359         713        90.00
7.750.........................       90       24,581,700.78    5.04        273,130.01      374         697        76.64
7.840.........................        2          345,812.67    0.07        172,906.34      359         640        90.00
7.855.........................        2          543,679.91    0.11        271,839.96      359         696        90.00
7.875.........................      117       32,112,432.13    6.59        274,465.23      391         713        78.04
7.895.........................        1          186,288.52    0.04        186,288.52      356         604        90.00
7.955.........................        1          263,087.97    0.05        263,087.97      359         753        89.04
7.965.........................        1          244,724.21    0.05        244,724.21      359         797        90.00
7.990.........................        1          365,040.28    0.07        365,040.28      358         654        90.00
8.000.........................       93       24,982,838.24    5.12        268,632.67      360         723        77.15
8.120.........................        1          214,946.90    0.04        214,946.90      358         704        95.00
8.125.........................        6        1,895,807.65    0.39        315,967.94      357         721        76.45
8.145.........................        1          244,512.60    0.05        244,512.60      359         630        90.00
8.155.........................        1          397,287.94    0.08        397,287.94      359         694        90.00
8.180.........................        1          198,600.42    0.04        198,600.42      359         645        90.00
8.205.........................        1          275,111.82    0.06        275,111.82      359         750        95.00
8.225.........................        1          303,958.99    0.06        303,958.99      356         621        94.99
8.250.........................        6        1,842,302.13    0.38        307,050.36      455         722        80.22
8.270.........................        1          312,128.99    0.06        312,128.99      359         693        95.00
8.315.........................        2          346,876.76    0.07        173,438.38      359         667        90.00
8.325.........................        1          204,947.69    0.04        204,947.69      359         649        95.00
8.375.........................        1          397,609.94    0.08        397,609.94      357         710        65.04
8.395.........................        1          237,180.09    0.05        237,180.09      359         733        95.00

                                                                                        WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE      AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE      TERM TO     AVERAGE    LOAN-TO-
CURRENT                          MORTGAGE      BALANCE          LOAN      OUTSTANDING   MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                  LOANS     OUTSTANDING       GROUP 1        ($)       (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------   --------   -----------  ---------

8.500.........................        2          477,957.75     0.10      238,978.88      354         734        67.54
8.555.........................        1          233,639.72     0.05      233,639.72      359         668        90.00
8.580.........................        1          267,646.06     0.05      267,646.06      358         705        90.00
                                 --------  ----------------  ---------
   Total......................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders.
      As of the cut-off date, the weighted average current mortgage rate of the
      Mortgage Loans in Loan Group 1 (as so adjusted) is expected to be approximately 4.257% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 is expected to be approximately 4.284% per annum.

                                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
RANGE OF                          NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
CURRENT MORTGAGE                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
LOAN PRINCIPAL                   MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
BALANCES ($)                       LOANS     OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

        0.01 -    50,000.00...        6    $     268,847.24     0.06%       44,807.87    5.125      379         703        67.97
   50,000.01 -   100,000.00...       45        3,768,244.59     0.77        83,738.77    4.600      368         713        71.97
  100,000.01 -   150,000.00...      168       21,436,078.44     4.40       127,595.71    5.354      369         721        74.53
  150,000.01 -   200,000.00...      227       39,996,993.15     8.20       176,198.21    4.964      375         707        76.67
  200,000.01 -   250,000.00...      232       51,975,614.62    10.66       224,032.82    4.850      376         707        78.02
  250,000.01 -   300,000.00...      222       61,131,757.34    12.54       275,368.28    4.692      373         704        77.73
  300,000.01 -   350,000.00...      181       58,806,843.03    12.06       324,899.69    4.730      381         702        78.18
  350,000.01 -   400,000.00...      146       54,984,898.90    11.28       376,608.90    4.749      388         697        76.77
  400,000.01 -   450,000.00...       72       30,268,919.15     6.21       420,401.65    4.311      379         718        76.29
  450,000.01 -   500,000.00...       58       27,624,742.10     5.67       476,288.66    3.235      382         696        76.41
  500,000.01 -   550,000.00...       51       26,744,060.25     5.49       524,393.34    2.985      388         702        74.93
  550,000.01 -   600,000.00...       24       13,927,163.78     2.86       580,298.49    4.144      384         721        77.17
  600,000.01 -   650,000.00...       36       22,652,514.26     4.65       629,236.51    2.683      386         692        72.56
  650,000.01 -   700,000.00...       12        8,156,234.99     1.67       679,686.25    2.953      380         706        73.45
  700,000.01 -   750,000.00...       14       10,233,509.81     2.10       730,964.99    3.689      377         696        71.25
  750,000.01 - 1,000,000.00...       33       28,493,183.19     5.85       863,429.79    3.302      397         703        71.06
1,000,000.01 - 1,500,000.00...       15       18,417,895.95     3.78     1,227,859.73    3.681      399         704        68.51
1,500,000.01 - 2,000,000.00...        5        8,591,675.39     1.76     1,718,335.08    4.200      410         720        69.58
                                 --------  ----------------  ---------
   Total......................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 is approximately $315,113.

                                                        FICO CREDIT SCORES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
RANGE OF                            OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
FICO CREDIT                      MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
SCORES                             LOANS     OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

541-560 ......................        1    $     299,339.64     0.06%      299,339.64    7.500      359         541        75.00
601-620 ......................        6        1,595,886.37     0.33       265,981.06    6.990      410         617        61.18
621-640 ......................       95       34,198,777.92     7.02       359,987.14    3.167      377         631        72.17
641-660 ......................      136       41,527,291.85     8.52       305,347.73    3.698      380         652        75.19
661-680 ......................      256       86,113,076.63    17.66       336,379.21    3.917      376         670        77.12
681-700 ......................      264       81,891,371.72    16.80       310,194.59    4.488      378         690        76.55
701-720 ......................      235       72,305,117.91    14.83       307,681.35    4.645      386         710        76.43
721-740 ......................      162       50,595,431.28    10.38       312,317.48    4.614      389         730        75.97
741-760 ......................      170       54,333,263.32    11.15       319,607.43    4.745      386         750        76.15
761-780 ......................      129       37,171,972.61     7.63       288,154.83    4.547      385         771        75.70
781-800 ......................       71       20,815,382.11     4.27       293,174.40    3.742      382         789        72.42
801-820 ......................       22        6,632,264.82     1.36       301,466.58    5.137      386         806        73.23
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 is approximately
      705.

                                                       DOCUMENTATION PROGRAMS

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
DOCUMENTATION                    MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
PROGRAMS                          LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

CLUES Plus ...................       10    $   3,339,469.60     0.69%      333,946.96    7.160      358         661        80.34
Full/Alternative .............      289       71,210,521.09    14.61       246,403.19    4.884      376         692        77.54
Reduced ......................    1,061      362,308,836.86    74.32       341,478.64    4.195      384         706        75.22
Stated Income/Stated Asset ...      187       50,620,348.63    10.38       270,697.05    3.881      375         712        76.89
                                 --------  ----------------  ----------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  ==========

                                                 ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
RANGE OF ORIGINAL                MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

50.00 or Less ................       63    $  17,302,571.91     3.55%      274,644.00    3.534      368         702        42.10
50.01 to 55.00 ...............       32       11,796,466.33     2.42       368,639.57    3.308      383         689        52.93
55.01 to 60.00 ...............       40       13,815,076.05     2.83       345,376.90    3.313      379         722        58.23
60.01 to 65.00 ...............       70       23,197,010.46     4.76       331,385.86    3.951      382         688        63.19
65.01 to 70.00 ...............      202       68,662,306.24    14.09       339,912.41    4.197      390         705        69.01
70.01 to 75.00 ...............      132       52,597,993.33    10.79       398,469.65    3.843      382         699        74.05
75.01 to 80.00 ...............      714      230,113,186.94    47.20       322,287.38    4.084      386         710        79.68
80.01 to 85.00 ...............        9        1,911,301.94     0.39       212,366.88    4.289      372         687        83.65
85.01 to 90.00 ...............      223       52,882,367.94    10.85       237,140.66    6.260      363         697        89.68
90.01 to 95.00 ...............       62       15,200,895.04     3.12       245,175.73    5.354      366         701        94.74
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 75.77%.

(2)   Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                                            STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF    AVERAGE     WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL     AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN     BALANCE      CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN     OUTSTANDING   MORTGAGE  MATURITY   FICO CREDIT    VALUE
STATE                             LOANS      OUTSTANDING       GROUP 1       ($)       RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

Alabama ......................        9    $     2681962.24     0.55%      297,995.80    5.870      401         732        73.96
Alaska .......................        2          631,800.00     0.13       315,900.00    1.940      360         700        84.70
Arizona ......................       60       16,625,725.51     3.41       277,095.43    5.256      379         698        73.63
Arkansas .....................        2          328,187.45     0.07       164,093.73    6.987      359         713        80.25
California ...................      492      203,925,442.45    41.83       414,482.61    3.902      395         703        73.85
Colorado .....................       11        3,702,825.47     0.76       336,620.50    4.352      395         708        76.28
Connecticut ..................       13        3,278,125.05     0.67       252,163.47    5.634      363         685        64.27
Delaware .....................        5          937,299.40     0.19       187,459.88    3.143      360         656        80.74
District Of Columbia .........        1          240,152.57     0.05       240,152.57    7.500      358         688        78.43
Florida ......................      325       79,974,133.06    16.41       246,074.26    4.386      373         712        77.76
Georgia ......................       14        3,916,525.32     0.80       279,751.81    3.464      369         691        81.01
Hawaii .......................       23       12,327,212.97     2.53       535,965.78    3.539      373         744        69.23
Idaho ........................        9        1,996,869.43     0.41       221,874.38    4.218      396         700        85.61
Illinois .....................       32        7,794,983.26     1.60       243,593.23    4.546      361         690        79.20
Indiana ......................        4          516,731.86     0.11       129,182.97    5.869      358         710        89.66
Kansas .......................        4          602,736.80     0.12       150,684.20    3.967      399         680        82.30
Kentucky .....................        2          399,000.00     0.08       199,500.00    2.333      440         673        82.33
Louisiana ....................        3          712,152.75     0.15       237,384.25    7.071      354         720        81.86
Maryland .....................       24        7,690,830.20     1.58       320,451.26    4.027      378         707        75.69
Massachusetts ................       46       14,676,654.24     3.01       319,057.70    5.089      372         696        78.48
Michigan .....................       14        2,341,054.34     0.48       167,218.17    4.890      375         687        77.95
Minnesota ....................       12        2,507,125.55     0.51       208,927.13    6.008      358         699        79.36
Mississippi ..................        2          352,091.93     0.07       176,045.97    6.108      356         726        78.76
Missouri .....................        9        1,934,445.64     0.40       214,938.40    4.412      359         659        85.41
Montana ......................        2          526,000.00     0.11       263,000.00    1.337      414         764        68.96
Nebraska .....................        1          297,000.00     0.06       297,000.00    3.250      360         668        90.00
Nevada .......................      137       36,563,316.79     7.50       266,885.52    4.953      376         714        79.02
New Hampshire ................        6        1,146,136.18     0.24       191,022.70    4.480      359         687        74.80
New Jersey ...................       60       20,025,711.91     4.11       333,761.87    4.885      363         691        75.99
New Mexico ...................        9        1,806,574.39     0.37       200,730.49    5.653      374         723        78.79
New York .....................       16        7,056,899.73     1.45       441,056.23    3.619      380         697        73.98
North Carolina ...............       16        5,181,749.89     1.06       323,859.37    2.219      367         699        72.04
Ohio .........................       11        1,840,480.59     0.38       167,316.42    4.833      377         696        84.17
Oklahoma .....................        3          493,274.06     0.10       164,424.69    4.688      479         736        73.15
Oregon .......................       15        3,788,792.73     0.78       252,586.18    4.889      363         705        75.39
Pennsylvania .................       23        4,603,183.91     0.94       200,138.43    4.110      369         699        86.79
Rhode Island .................        5        1,542,430.71     0.32       308,486.14    5.409      358         695        76.36
South Carolina ...............        6        2,764,841.26     0.57       460,806.88    2.011      360         709        70.84
South Dakota .................        2          451,645.76     0.09       225,822.88    3.578      359         696        85.84
Tennessee ....................        7        2,426,887.12     0.50       346,698.16    2.609      360         696        77.45
Texas ........................       20        3,580,270.99     0.73       179,013.55    5.699      365         701        82.73
Utah .........................       15        3,755,657.23     0.77       250,377.15    3.163      359         705        74.68
Virginia .....................       35       10,071,836.61     2.07       287,766.76    5.734      361         705        76.16
Washington ...................       33        8,358,802.67     1.71       253,297.05    4.967      380         702        79.65
West Virginia ................        1          115,000.00     0.02       115,000.00    1.000      360         664        51.80
Wisconsin ....................        6          988,616.16     0.20       164,769.36    5.375      371         714        83.29
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, no more than approximately 0.630% of the Mortgage
      Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.

                                                            LOAN PURPOSE

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
LOAN PURPOSE                      LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

Refinance (cash-out) .........      613    $ 201,845,022.52    41.41%      329,274.10    4.233      383         696        71.89
Purchase .....................      679      199,285,524.07    40.88       293,498.56    4.696      379         717        80.05
Refinance (rate/term) ........      255       86,348,629.59    17.71       338,622.08    3.451      386         697        74.93
                                 --------  ----------------  ----------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  ==========

                                                  TYPES OF MORTGAGED PROPERTIES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
PROPERTY TYPE                     LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

2-4 Family Residence .........       77    $  30,189,404.03     6.19%      392,070.18    3.530      382         704        73.85
High-rise Condominium ........       43       12,975,270.93     2.66       301,750.49    3.618      379         722        75.19
Low-rise Condominium .........      241       58,351,220.54    11.97       242,121.25    4.815      376         721        78.65
Planned Unit Development .....      361      117,017,515.67    24.00       324,148.24    4.582      383         704        77.52
Single Family Residence ......      825      268,945,765.01    55.17       325,994.87    4.155      383         701        74.62
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   Treated as real property.

                                                         OCCUPANCY TYPES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
OCCUPANCY TYPE                    LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

Investment Property ..........      247    $  59,753,332.78    12.26%      241,916.33    5.426      385         715        71.01
Primary Residence ............    1,097      372,488,798.64    76.41       339,552.23    4.051      382         699        76.01
Secondary Residence ..........      203       55,237,044.76    11.33       272,103.67    4.616      374         729        79.28
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   Based upon representations of the related borrowers at the time of origination.

                                                   REMAINING TERMS TO MATURITY(1)

                                                                                                                WEIGHTED
                                                             PERCENT OF     AVERAGE     WEIGHTED                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE    WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT      AVERAGE    LOAN-TO-
REMAINING TERM                   MORTGAGE      BALANCE          LOAN      OUTSTANDING   MORTGAGE   FICO CREDIT    VALUE
TO MATURITY (MONTHS)              LOANS      OUTSTANDING       GROUP 1        ($)       RATE (%)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------   --------   -----------  ---------

480...........................      147    $  52,770,074.00    10.83%      358,980.10     1.519        711        74.55
479...........................       85       32,421,933.12     6.65       381,434.51     7.216        709        75.17
478...........................        8        3,759,282.37     0.77       469,910.30     7.523        727        75.78
477...........................        3        2,530,006.31     0.52       843,335.44     7.600        709        73.35
475...........................        1          277,224.19     0.06       277,224.19     7.250        661        94.66
474...........................        1          288,449.45     0.06       288,449.45     6.375        695        90.00
360...........................      599      204,138,084.00    41.88       340,798.14     1.548        697        74.94
359...........................      330       97,370,472.18    19.97       295,062.04     7.260        704        76.99
358...........................      145       37,889,023.63     7.77       261,303.61     7.246        718        77.47
357...........................      148       36,476,693.52     7.48       246,464.15     7.590        713        77.27
356...........................       50       12,283,883.69     2.52       245,677.67     7.646        724        73.75
355...........................       10        2,720,493.42     0.56       272,049.34     7.597        718        89.52
354...........................        3          851,534.72     0.17       283,844.91     7.560        719        80.72
353...........................       10        1,989,675.50     0.41       198,967.55     7.605        712        77.30
352...........................        2          400,942.72     0.08       200,471.36     6.449        683        61.47
351...........................        4        1,062,868.78     0.22       265,717.20     7.579        705        68.14
349...........................        1          248,534.58     0.05       248,534.58     6.750        747        90.00
                                 --------  ----------------  ---------
   Total......................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 is approximately 382 months.

                                                          GROSS MARGINS(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
GROSS MARGIN (%)                  LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

0.975 ........................        2    $     409,697.99     0.08%      204,849.00    5.500      358         711        77.12
1.050 ........................        2          709,200.00     0.15       354,600.00    1.197      360         684        73.54
1.425 ........................        1          114,808.79     0.02       114,808.79    6.000      358         740        30.26
1.550 ........................        1           81,300.00     0.02        81,300.00    1.000      360         692        28.03
1.600 ........................        1          148,145.95     0.03       148,145.95    6.125      357         706        80.00
1.650 ........................        1          731,250.00     0.15       731,250.00    1.000      360         719        75.00
1.725 ........................        1          126,818.84     0.03       126,818.84    6.250      353         763        40.65
1.750 ........................        2          468,007.81     0.10       234,003.91    4.387      359         682        59.31
1.775 ........................        1           85,023.39     0.02        85,023.39    1.750      358         684        50.68
1.800 ........................        1          208,890.86     0.04       208,890.86    6.375      356         731        80.00
2.050 ........................        7        1,303,761.70     0.27       186,251.67    3.965      359         682        70.10
2.100 ........................        3          919,059.78     0.19       306,353.26    6.625      357         721        66.58
2.125 ........................        3          789,735.79     0.16       263,245.26    5.553      358         700        72.40
2.225 ........................        1          400,000.00     0.08       400,000.00    1.000      360         640        62.02
2.250 ........................        3          543,763.69     0.11       181,254.56    3.441      359         685        59.91
2.350 ........................       13        2,968,219.94     0.61       228,324.61    6.095      357         731        72.80
2.375 ........................        1          446,234.06     0.09       446,234.06    5.625      359         720        70.00
2.400 ........................        2          265,535.86     0.05       132,767.93    4.652      360         696        85.49
2.450 ........................        1           74,192.46     0.02        74,192.46    7.000      354         685        90.00
2.475 ........................        8        2,336,235.69     0.48       292,029.46    5.125      358         729        76.91
2.500 ........................        5          767,560.82     0.16       153,512.16    5.402      358         732        71.58
2.525 ........................        3          604,000.00     0.12       201,333.33    1.195      387         725        50.59
2.550 ........................        3        1,256,750.00     0.26       418,916.67    1.183      360         692        75.68
2.600 ........................       20        6,563,267.92     1.35       328,163.40    5.344      364         716        72.69
2.625 ........................        3        1,216,040.15     0.25       405,346.72    2.741      457         729        76.44
2.650 ........................        8        2,453,720.09     0.50       306,715.01    5.807      359         697        71.43
2.675 ........................        1          297,500.00     0.06       297,500.00    1.500      360         684        70.00
2.700 ........................        1          344,240.59     0.07       344,240.59    7.250      357         692        72.63

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
GROSS MARGIN (%)                  LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

2.725 ........................       20        7,012,081.19     1.44       350,604.06    5.920      369         722        76.25
2.750 ........................        4        1,587,948.50     0.33       396,987.13    3.408      359         720        78.32
2.775 ........................        3          920,600.00     0.19       306,866.67    1.420      480         683        63.85
2.800 ........................        9        2,677,651.34     0.55       297,516.82    5.640      398         734        76.02
2.850 ........................       38       11,703,980.31     2.40       307,999.48    6.111      376         709        78.86
2.875 ........................        6        1,889,245.09     0.39       314,874.18    2.546      379         734        75.72
2.900 ........................       12        3,407,365.36     0.70       283,947.11    3.550      436         714        79.87
2.950 ........................       15        4,292,754.95     0.88       286,183.66    6.540      358         729        78.90
2.975 ........................       50       14,546,072.48     2.98       290,921.45    5.465      368         707        75.07
2.990 ........................        1          542,500.00     0.11       542,500.00    1.000      360         630        64.97
3.000 ........................       11        3,913,251.59     0.80       355,750.14    2.845      359         734        65.68
3.025 ........................        8        2,333,055.98     0.48       291,632.00    2.478      400         717        75.24
3.050 ........................        3          589,203.65     0.12       196,401.22    4.817      462         714        71.52
3.100 ........................      108       29,407,576.29     6.03       272,292.37    5.248      369         708        75.28
3.125 ........................        9        2,073,384.61     0.43       230,376.07    4.228      358         708        74.78
3.150 ........................        9        2,607,894.76     0.53       289,766.08    3.708      450         725        73.44
3.200 ........................        1          250,000.00     0.05       250,000.00    1.000      360         656        58.82
3.225 ........................      132       39,874,608.54     8.18       302,080.37    5.216      379         698        76.94
3.250 ........................       19        5,845,972.60     1.20       307,682.77    4.813      368         706        79.24
3.275 ........................       11        3,479,885.11     0.71       316,353.19    2.042      436         700        72.34
3.300 ........................        4        1,160,995.62     0.24       290,248.91    1.900      373         665        74.75
3.325 ........................        3          858,306.89     0.18       286,102.30    7.875      356         726        66.32
3.350 ........................      165       48,934,068.33    10.04       296,570.11    5.203      393         704        76.90
3.375 ........................       12        4,274,007.79     0.88       356,167.32    3.264      359         702        77.03
3.400 ........................      170       50,400,537.13    10.34       296,473.75    5.039      377         712        75.72
3.425 ........................        2          282,906.06     0.06       141,453.03    4.239      358         731        71.62
3.450 ........................        3        2,131,800.00     0.44       710,600.00    1.069      368         662        60.71
3.475 ........................        2          232,274.86     0.05       116,137.43    5.364      356         733        90.00
3.500 ........................       40       13,117,008.29     2.69       327,925.21    3.254      375         707        74.75
3.525 ........................        8        2,614,383.96     0.54       326,798.00    3.291      472         722        76.87
3.550 ........................        6        3,033,471.27     0.62       505,578.55    1.705      388         723        78.14
3.575 ........................        6        1,455,785.54     0.30       242,630.92    2.323      360         700        73.75
3.600 ........................        3          758,320.00     0.16       252,773.33    1.250      480         698        66.61
3.625 ........................       31       11,122,738.50     2.28       358,798.02    2.418      370         711        72.97
3.650 ........................       14        5,269,788.52     1.08       376,413.47    5.117      458         723        75.41
3.700 ........................        8        2,580,414.07     0.53       322,551.76    3.815      407         702        76.95
3.725 ........................        6        1,685,838.93     0.35       280,973.16    4.596      411         733        75.82
3.750 ........................       21        9,401,238.09     1.93       447,678.00    4.189      369         726        74.85
3.775 ........................        1          397,609.94     0.08       397,609.94    8.375      357         710        65.04
3.800 ........................        6        1,874,946.01     0.38       312,491.00    1.703      421         709        77.99
3.825 ........................        1          356,000.00     0.07       356,000.00    1.000      360         700        79.97
3.850 ........................       15        4,327,377.49     0.89       288,491.83    2.119      380         709        74.41
3.875 ........................       24       10,344,078.24     2.12       431,003.26    2.424      395         694        72.95
3.900 ........................       15        5,522,751.82     1.13       368,183.45    2.936      369         726        72.91
3.925 ........................        9        2,747,121.03     0.56       305,235.67    2.344      407         684        82.43
3.950 ........................        5        1,489,500.00     0.31       297,900.00    1.846      431         734        73.11
3.975 ........................        3          703,524.19     0.14       234,508.06    3.766      405         675        83.99
4.000 ........................       63       18,803,484.34     3.86       298,468.01    3.650      392         708        75.69
4.025 ........................        8        3,841,252.16     0.79       480,156.52    3.110      360         701        75.23
4.050 ........................       11        5,509,655.82     1.13       500,877.80    4.276      457         716        71.99
4.075 ........................        1          230,000.00     0.05       230,000.00    1.000      360         671        79.31
4.100 ........................       13        4,406,242.50     0.90       338,941.73    2.683      369         711        70.59
4.125 ........................       24        8,713,372.11     1.79       363,057.17    2.570      371         693        76.63
4.150 ........................      125       41,707,964.36     8.56       333,663.71    3.393      367         698        74.51
4.175 ........................        3        1,824,400.00     0.37       608,133.33    1.462      381         653        74.95
4.200 ........................        5        2,810,181.02     0.58       562,036.20    2.884      384         709        74.25
4.225 ........................       11        4,430,118.80     0.91       402,738.07    3.458      380         702        82.63
4.250 ........................       54       18,779,278.74     3.85       347,764.42    3.598      391         679        75.06
4.275 ........................        2          559,950.86     0.11       279,975.43    6.297      446         732        82.80
4.300 ........................       16        6,280,250.05     1.29       392,515.63    2.484      447         672        77.88
4.325 ........................        2          600,958.99     0.12       300,479.50    6.095      358         644        92.52
4.350 ........................        9        3,916,997.66     0.80       435,221.96    3.594      360         695        79.50
4.400 ........................        3        1,026,000.00     0.21       342,000.00    3.043      360         649        81.80

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
GROSS MARGIN (%)                  LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

4.425 ........................        1          251,585.78     0.05       251,585.78    7.750      359         669        90.00
4.450 ........................        1          619,911.33     0.13       619,911.33    7.750      359         709        90.00
4.475 ........................        2          465,996.52     0.10       232,998.26    8.327      359         682        92.21
4.500 ........................        2          717,038.42     0.15       358,519.21    7.147      359         630        90.93
4.525 ........................        5        1,288,764.14     0.26       257,752.83    7.112      359         675        91.07
4.550 ........................        1          189,613.98     0.04       189,613.98    9.125      359         666        90.00
4.575 ........................        1           91,602.47     0.02        91,602.47    7.875      359         682        90.00
4.600 ........................        3          599,390.56     0.12       199,796.85    9.125      359         687        93.69
4.650 ........................        1          207,000.00     0.04       207,000.00    4.000      360         685        90.00
4.725 ........................        3          944,815.33     0.19       314,938.44    9.250      358         681        91.65
4.775 ........................        1          250,669.47     0.05       250,669.47    4.500      359         622        89.64
4.800 ........................        2          516,630.84     0.11       258,315.42    8.125      359         687        90.00
4.825 ........................        1          246,000.00     0.05       246,000.00    3.250      360         658        87.86
4.850 ........................        1          116,850.00     0.02       116,850.00    4.000      360         661        95.00
4.875 ........................        1          337,200.00     0.07       337,200.00    4.125      360         713        94.97
4.900 ........................        2          526,018.79     0.11       263,009.40    6.479      359         650        90.00
4.975 ........................        1          256,637.89     0.05       256,637.89    8.250      359         702        94.49
5.000 ........................        2          509,808.64     0.10       254,904.32    4.507      360         681        93.24
5.025 ........................        2          380,115.08     0.08       190,057.54    6.487      359         702        89.74
5.050 ........................        1          278,000.00     0.06       278,000.00    3.750      360         621        89.97
5.075 ........................        1          134,805.49     0.03       134,805.49    4.000      359         691        90.00
5.150 ........................        1          297,000.00     0.06       297,000.00    3.000      360         694        90.00
5.250 ........................        1          284,905.00     0.06       284,905.00    4.000      360         730        95.00
5.275 ........................        3          456,280.85     0.09       152,093.62    7.360      359         704        91.41
5.375 ........................        2          553,528.43     0.11       276,764.22    8.625      359         710        92.00
5.500 ........................        1          400,000.00     0.08       400,000.00    3.750      360         668        86.96
5.525 ........................        1          108,300.00     0.02       108,300.00    4.375      360         711        95.00
5.750 ........................        2          345,812.67     0.07       172,906.34    9.000      359         640        90.00
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average gross margin of the Mortgage
      Loans in Loan Group 1 was approximately 3.516%.

                                                    MAXIMUM MORTGAGE RATES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MAXIMUM                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

 9.950 .......................    1,530    $ 482,701,529.00    99.02%      315,491.20    4.273      382         705        75.71
10.700 .......................        1          251,986.61     0.05       251,986.61    7.875      479         666        70.00
10.950 .......................        4          945,397.00     0.19       236,349.25    4.611      359         696        81.78
11.075 .......................        1          337,200.00     0.07       337,200.00    4.125      360         713        94.97
11.200 .......................        1          244,724.21     0.05       244,724.21    8.625      359         797        90.00
11.325 .......................        2          313,247.69     0.06       156,623.85    7.483      359         670        95.00
11.450 .......................        5        1,537,021.03     0.32       307,404.21    2.736      359         685        73.97
12.500 .......................        1          449,227.78     0.09       449,227.78    7.750      359         649        88.24
12.575 .......................        1          249,615.08     0.05       249,615.08    8.375      359         675        89.61
12.950 .......................        1          449,227.78     0.09       449,227.78    7.750      359         714        75.00
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_____________
(1)   As of the cut-off date, the weighted average maximum mortgage rate of the
      Mortgage Loans in Loan Group 1 was approximately 9.966%.

                                                    MINIMUM MORTGAGE RATES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MINIMUM                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

0.975 ........................        2    $     409,697.99     0.08%      204,849.00    5.500      358         711        77.12
1.050 ........................        2          709,200.00     0.15       354,600.00    1.197      360         684        73.54
1.425 ........................        1          114,808.79     0.02       114,808.79    6.000      358         740        30.26
1.550 ........................        1           81,300.00     0.02        81,300.00    1.000      360         692        28.03
1.600 ........................        1          148,145.95     0.03       148,145.95    6.125      357         706        80.00
1.650 ........................        1          731,250.00     0.15       731,250.00    1.000      360         719        75.00
1.725 ........................        1          126,818.84     0.03       126,818.84    6.250      353         763        40.65
1.750 ........................        2          468,007.81     0.10       234,003.91    4.387      359         682        59.31
1.775 ........................        1           85,023.39     0.02        85,023.39    1.750      358         684        50.68
1.800 ........................        1          208,890.86     0.04       208,890.86    6.375      356         731        80.00
2.050 ........................        7        1,303,761.70     0.27       186,251.67    3.965      359         682        70.10
2.100 ........................        3          919,059.78     0.19       306,353.26    6.625      357         721        66.58
2.125 ........................        3          789,735.79     0.16       263,245.26    5.553      358         700        72.40
2.225 ........................        1          400,000.00     0.08       400,000.00    1.000      360         640        62.02
2.250 ........................        3          543,763.69     0.11       181,254.56    3.441      359         685        59.91
2.350 ........................       13        2,968,219.94     0.61       228,324.61    6.095      357         731        72.80
2.375 ........................        1          446,234.06     0.09       446,234.06    5.625      359         720        70.00
2.400 ........................        2          265,535.86     0.05       132,767.93    4.652      360         696        85.49
2.450 ........................        1           74,192.46     0.02        74,192.46    7.000      354         685        90.00
2.475 ........................        8        2,336,235.69     0.48       292,029.46    5.125      358         729        76.91
2.500 ........................        5          767,560.82     0.16       153,512.16    5.402      358         732        71.58
2.525 ........................        3          604,000.00     0.12       201,333.33    1.195      387         725        50.59
2.550 ........................        3        1,256,750.00     0.26       418,916.67    1.183      360         692        75.68
2.600 ........................       20        6,563,267.92     1.35       328,163.40    5.344      364         716        72.69
2.625 ........................        3        1,216,040.15     0.25       405,346.72    2.741      457         729        76.44
2.650 ........................        8        2,453,720.09     0.50       306,715.01    5.807      359         697        71.43
2.675 ........................        1          297,500.00     0.06       297,500.00    1.500      360         684        70.00
2.700 ........................        1          344,240.59     0.07       344,240.59    7.250      357         692        72.63
2.725 ........................       20        7,012,081.19     1.44       350,604.06    5.920      369         722        76.25
2.750 ........................        4        1,587,948.50     0.33       396,987.13    3.408      359         720        78.32
2.775 ........................        3          920,600.00     0.19       306,866.67    1.420      480         683        63.85
2.800 ........................        9        2,677,651.34     0.55       297,516.82    5.640      398         734        76.02
2.850 ........................       38       11,703,980.31     2.40       307,999.48    6.111      376         709        78.86
2.875 ........................        6        1,889,245.09     0.39       314,874.18    2.546      379         734        75.72
2.900 ........................       12        3,407,365.36     0.70       283,947.11    3.550      436         714        79.87
2.950 ........................       15        4,292,754.95     0.88       286,183.66    6.540      358         729        78.90
2.975 ........................       50       14,546,072.48     2.98       290,921.45    5.465      368         707        75.07
2.990 ........................        1          542,500.00     0.11       542,500.00    1.000      360         630        64.97
3.000 ........................       11        3,913,251.59     0.80       355,750.14    2.845      359         734        65.68
3.025 ........................        8        2,333,055.98     0.48       291,632.00    2.478      400         717        75.24
3.050 ........................        3          589,203.65     0.12       196,401.22    4.817      462         714        71.52
3.100 ........................      108       29,407,576.29     6.03       272,292.37    5.248      369         708        75.28
3.125 ........................        9        2,073,384.61     0.43       230,376.07    4.228      358         708        74.78
3.150 ........................        9        2,607,894.76     0.53       289,766.08    3.708      450         725        73.44
3.200 ........................        1          250,000.00     0.05       250,000.00    1.000      360         656        58.82
3.225 ........................      132       39,874,608.54     8.18       302,080.37    5.216      379         698        76.94
3.250 ........................       19        5,845,972.60     1.20       307,682.77    4.813      368         706        79.24
3.275 ........................       11        3,479,885.11     0.71       316,353.19    2.042      436         700        72.34
3.300 ........................        4        1,160,995.62     0.24       290,248.91    1.900      373         665        74.75
3.325 ........................        3          858,306.89     0.18       286,102.30    7.875      356         726        66.32
3.350 ........................      165       48,934,068.33    10.04       296,570.11    5.203      393         704        76.90
3.375 ........................       12        4,274,007.79     0.88       356,167.32    3.264      359         702        77.03
3.400 ........................      170       50,400,537.13    10.34       296,473.75    5.039      377         712        75.72
3.425 ........................        2          282,906.06     0.06       141,453.03    4.239      358         731        71.62
3.450 ........................        3        2,131,800.00     0.44       710,600.00    1.069      368         662        60.71
3.475 ........................        2          232,274.86     0.05       116,137.43    5.364      356         733        90.00
3.500 ........................       40       13,117,008.29     2.69       327,925.21    3.254      375         707        74.75
3.525 ........................        8        2,614,383.96     0.54       326,798.00    3.291      472         722        76.87
3.550 ........................        6        3,033,471.27     0.62       505,578.55    1.705      388         723        78.14
3.575 ........................        6        1,455,785.54     0.30       242,630.92    2.323      360         700        73.75

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MINIMUM                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

3.600 ........................        3          758,320.00     0.16       252,773.33    1.250      480         698        66.61
3.625 ........................       31       11,122,738.50     2.28       358,798.02    2.418      370         711        72.97
3.650 ........................       14        5,269,788.52     1.08       376,413.47    5.117      458         723        75.41
3.700 ........................        8        2,580,414.07     0.53       322,551.76    3.815      407         702        76.95
3.725 ........................        6        1,685,838.93     0.35       280,973.16    4.596      411         733        75.82
3.750 ........................       21        9,401,238.09     1.93       447,678.00    4.189      369         726        74.85
3.775 ........................        1          397,609.94     0.08       397,609.94    8.375      357         710        65.04
3.800 ........................        6        1,874,946.01     0.38       312,491.00    1.703      421         709        77.99
3.825 ........................        1          356,000.00     0.07       356,000.00    1.000      360         700        79.97
3.850 ........................       15        4,327,377.49     0.89       288,491.83    2.119      380         709        74.41
3.875 ........................       24       10,344,078.24     2.12       431,003.26    2.424      395         694        72.95
3.900 ........................       15        5,522,751.82     1.13       368,183.45    2.936      369         726        72.91
3.925 ........................        9        2,747,121.03     0.56       305,235.67    2.344      407         684        82.43
3.950 ........................        5        1,489,500.00     0.31       297,900.00    1.846      431         734        73.11
3.975 ........................        3          703,524.19     0.14       234,508.06    3.766      405         675        83.99
4.000 ........................       63       18,803,484.34     3.86       298,468.01    3.650      392         708        75.69
4.025 ........................        8        3,841,252.16     0.79       480,156.52    3.110      360         701        75.23
4.050 ........................       11        5,509,655.82     1.13       500,877.80    4.276      457         716        71.99
4.075 ........................        1          230,000.00     0.05       230,000.00    1.000      360         671        79.31
4.100 ........................       13        4,406,242.50     0.90       338,941.73    2.683      369         711        70.59
4.125 ........................       24        8,713,372.11     1.79       363,057.17    2.570      371         693        76.63
4.150 ........................      125       41,707,964.36     8.56       333,663.71    3.393      367         698        74.51
4.175 ........................        3        1,824,400.00     0.37       608,133.33    1.462      381         653        74.95
4.200 ........................        5        2,810,181.02     0.58       562,036.20    2.884      384         709        74.25
4.225 ........................       11        4,430,118.80     0.91       402,738.07    3.458      380         702        82.63
4.250 ........................       54       18,779,278.74     3.85       347,764.42    3.598      391         679        75.06
4.275 ........................        2          559,950.86     0.11       279,975.43    6.297      446         732        82.80
4.300 ........................       16        6,280,250.05     1.29       392,515.63    2.484      447         672        77.88
4.325 ........................        2          600,958.99     0.12       300,479.50    6.095      358         644        92.52
4.350 ........................        9        3,916,997.66     0.80       435,221.96    3.594      360         695        79.50
4.400 ........................        3        1,026,000.00     0.21       342,000.00    3.043      360         649        81.80
4.425 ........................        1          251,585.78     0.05       251,585.78    7.750      359         669        90.00
4.450 ........................        1          619,911.33     0.13       619,911.33    7.750      359         709        90.00
4.475 ........................        2          465,996.52     0.10       232,998.26    8.327      359         682        92.21
4.500 ........................        2          717,038.42     0.15       358,519.21    7.147      359         630        90.93
4.525 ........................        5        1,288,764.14     0.26       257,752.83    7.112      359         675        91.07
4.550 ........................        1          189,613.98     0.04       189,613.98    9.125      359         666        90.00
4.575 ........................        1           91,602.47     0.02        91,602.47    7.875      359         682        90.00
4.600 ........................        3          599,390.56     0.12       199,796.85    9.125      359         687        93.69
4.650 ........................        1          207,000.00     0.04       207,000.00    4.000      360         685        90.00
4.725 ........................        3          944,815.33     0.19       314,938.44    9.250      358         681        91.65
4.775 ........................        1          250,669.47     0.05       250,669.47    4.500      359         622        89.64
4.800 ........................        2          516,630.84     0.11       258,315.42    8.125      359         687        90.00
4.825 ........................        1          246,000.00     0.05       246,000.00    3.250      360         658        87.86
4.850 ........................        1          116,850.00     0.02       116,850.00    4.000      360         661        95.00
4.875 ........................        1          337,200.00     0.07       337,200.00    4.125      360         713        94.97
4.900 ........................        2          526,018.79     0.11       263,009.40    6.479      359         650        90.00
4.975 ........................        1          256,637.89     0.05       256,637.89    8.250      359         702        94.49
5.000 ........................        2          509,808.64     0.10       254,904.32    4.507      360         681        93.24
5.025 ........................        2          380,115.08     0.08       190,057.54    6.487      359         702        89.74
5.050 ........................        1          278,000.00     0.06       278,000.00    3.750      360         621        89.97
5.075 ........................        1          134,805.49     0.03       134,805.49    4.000      359         691        90.00
5.150 ........................        1          297,000.00     0.06       297,000.00    3.000      360         694        90.00
5.250 ........................        1          284,905.00     0.06       284,905.00    4.000      360         730        95.00
5.275 ........................        3          456,280.85     0.09       152,093.62    7.360      359         704        91.41
5.375 ........................        2          553,528.43     0.11       276,764.22    8.625      359         710        92.00

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MINIMUM                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

5.500 ........................        1          400,000.00     0.08       400,000.00    3.750      360         668        86.96
5.525 ........................        1          108,300.00     0.02       108,300.00    4.375      360         711        95.00
5.750 ........................        2          345,812.67     0.07       172,906.34    9.000      359         640        90.00
                                 --------  ----------------  ---------
   Total......................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average minimum mortgage rate of the
      Mortgage Loans in Loan Group 1 was approximately 3.516%.

                                                  INITIAL RATE ADJUSTMENT DATES

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
INITIAL RATE                     MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
ADJUSTMENT DATE                   LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

July 1, 2005 .................        4    $   1,049,591.85     0.22%      262,397.96    7.402      351         723        70.36
August 1, 2005 ...............        2          400,942.72     0.08       200,471.36    6.449      352         683        61.47
September 1, 2005 ............       10        1,985,088.36     0.41       198,508.84    7.471      353         698        77.30
October 1, 2005 ..............        4        1,139,984.17     0.23       284,996.04    7.260      384         713        83.07
November 1, 2005 .............       11        2,925,843.22     0.60       265,985.75    7.585      366         711        89.09
December 1, 2005 .............       44       11,291,380.97     2.32       256,622.29    7.635      356         726        73.67
January 1, 2006 ..............      142       36,682,942.08     7.53       258,330.58    7.571      365         713        77.23
February 1, 2006 .............      146       40,338,226.72     8.27       276,289.22    7.585      369         720        77.75
March 1, 2006 ................      401      124,355,210.97    25.51       310,112.75    7.575      389         706        76.70
April 1, 2006 ................      549      183,733,244.00    37.69       334,668.93    1.528      388         700        75.46
May 1, 2006 ..................      193       67,602,681.12    13.87       350,272.96    1.583      379         696        73.08
June 1, 2006 .................       33       13,626,390.00     2.80       412,920.91    1.994      368         708        73.67
July 1, 2006 .................        8        2,347,650.00     0.48       293,456.25    2.457      360         684        76.33
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

                                                 MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MAXIMUM NEGATIVE                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
AMORTIZATION(%)                   LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

110 ..........................       16    $   6,903,284.68     1.42%      431,455.29    3.847      380         700        74.32
115 ..........................    1,531      480,575,891.50    98.58       313,896.73    4.290      382         705        75.79
                                 --------  ----------------  ---------
  Total ......................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

_______________
(1)   Reflects maximum allowable percentage of original unpaid principal balance.

                                                FIXED RATE PERIODS AT ORIGINATION

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
FIXED RATE PERIOD                MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
(MONTHS)                          LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

1 ............................    1,449    $ 456,333,777.77    93.61%      314,930.14    4.368      383         705        75.88
3 ............................       98       31,145,398.41     6.39       317,810.19    3.050      369         703        74.12
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

                                            PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
PREPAYMENT CHARGE                MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
PERIOD (MONTHS)                   LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

0 ............................      497    $ 156,878,417.99    32.18%      315,650.74    4.271      370         709        74.83
12 ...........................      935      289,852,356.34    59.46       310,002.52    4.447      385         705        75.91
30 ...........................        1          312,000.00     0.06       312,000.00    1.750      480         797        80.00
36 ...........................      114       40,436,401.85     8.30       354,705.28    3.181      403         687        78.33
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

                                                   INITIAL PAYMENT RECAST PERIODS

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
INITIAL PAYMENT                     OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
RECAST PERIOD                    MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
(MONTHS)                          LOANS      OUTSTANDING       GROUP 1        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

60 ...........................      790    $ 235,932,526.69    48.40%      298,648.77    5.390      375         710        76.69
120 ..........................      757      251,546,649.49    51.60       332,294.12    3.246      388         700        74.90
                                 --------  ----------------  ---------
   Total .....................    1,547    $ 487,479,176.18   100.00%
                                 ========  ================  =========

                                                            LOAN GROUP 2

                                                            LOAN PROGRAMS

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
TYPE OF                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
PROGRAM                           LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

One-Month LIBOR ..............      724    $ 195,631,484.88    72.59%      270,209.23    5.043      380         700        76.69
One-Year MTA .................      263       73,868,588.45    27.41       280,869.16    3.218      477         721        71.11
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

                                                      CURRENT MORTGAGE RATES(1)

                                                                                       WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE     AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL   REMAINING  WEIGHTED     ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     TERM TO    AVERAGE     LOAN-TO-
CURRENT                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MATURITY  FICO CREDIT     VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 2        ($)      (MONTHS)     SCORE      RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  -----------  -----------

1.000 ........................       82    $  22,897,872.20     8.50%      279,242.34      362      708          69.67
1.250 ........................      105       30,401,561.00    11.28       289,538.68      480      723          68.65
1.500 ........................       74       21,289,977.00     7.90       287,702.39      360      697          74.80
1.750 ........................       96       27,673,115.99    10.27       288,261.62      467      718          74.97
2.000 ........................       29        7,997,005.00     2.97       275,758.79      367      660          77.37
2.040 ........................        1          247,500.00     0.09       247,500.00      360      633          90.00
2.140 ........................        1           78,300.00     0.03        78,300.00      360      660          90.00
2.160 ........................        1          279,000.00     0.10       279,000.00      360      673          88.57
2.175 ........................        1          187,521.00     0.07       187,521.00      360      709          90.00
2.250 ........................       26        8,142,135.57     3.02       313,159.06      428      665          76.70
2.500 ........................       22        4,037,120.00     1.50       183,505.45      366      697          83.03
2.690 ........................        1          404,900.00     0.15       404,900.00      360      659          90.00
2.720 ........................        1          149,400.00     0.06       149,400.00      360      624          90.00
2.750 ........................       13        3,450,739.05     1.28       265,441.47      426      718          81.70
2.910 ........................        1          232,200.00     0.09       232,200.00      360      782          90.00
2.925 ........................        1          396,000.00     0.15       396,000.00      360      780          90.00
2.940 ........................        2          461,700.00     0.17       230,850.00      360      690          90.00
2.980 ........................        1          243,000.00     0.09       243,000.00      360      686          90.00
3.000 ........................       13        3,369,942.00     1.25       259,226.31      360      693          85.53
3.030 ........................        1          242,250.00     0.09       242,250.00      360      681          84.11
3.170 ........................        1          133,000.00     0.05       133,000.00      360      666          94.33
3.180 ........................        1          120,000.00     0.04       120,000.00      360      628          86.02
3.200 ........................        1          270,750.00     0.10       270,750.00      360      661          95.00
3.205 ........................        1          351,500.00     0.13       351,500.00      360      745          95.00
3.245 ........................        1          221,000.00     0.08       221,000.00      360      625          85.00
3.250 ........................        8        1,716,539.49     0.64       214,567.44      414      703          87.18
3.500 ........................        3          530,455.74     0.20       176,818.58      479      683          80.00
3.565 ........................        1          252,000.00     0.09       252,000.00      360      688          86.60
3.750 ........................        5          668,073.74     0.25       133,614.75      359      682          89.91
4.000 ........................        1          247,790.18     0.09       247,790.18      479      631          80.00
4.185 ........................        3          301,500.00     0.11       100,500.00      360      624          90.00
4.305 ........................        1          291,600.00     0.11       291,600.00      360      623          89.72
6.000 ........................        1          269,239.90     0.10       269,239.90      359      645          56.84
6.125 ........................        1          127,415.42     0.05       127,415.42      358      692          71.63
6.375 ........................        3          763,645.34     0.28       254,548.45      461      714          69.47
6.500 ........................        3          530,935.93     0.20       176,978.64      479      774          71.82
6.625 ........................       14        4,051,360.47     1.50       289,382.89      368      708          75.37
6.750 ........................        6        1,846,938.43     0.69       307,823.07      373      716          76.63
6.875 ........................        4        1,030,151.80     0.38       257,537.95      418      715          77.99
7.000 ........................       15        3,677,857.81     1.36       245,190.52      415      723          68.93
7.125 ........................       29        8,634,787.66     3.20       297,751.30      386      719          69.90
7.250 ........................       52       14,553,390.93     5.40       279,872.90      431      724          72.44
7.305 ........................        1          220,113.91     0.08       220,113.91      359      644          89.98

                                                                                       WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE     AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL   REMAINING  WEIGHTED     ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     TERM TO    AVERAGE     LOAN-TO-
CURRENT                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MATURITY  FICO CREDIT     VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 2        ($)      (MONTHS)     SCORE      RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  -----------  -----------

7.375 ........................      122       34,216,122.02    12.70       280,460.02      371      707          75.47
7.500 ........................       44       11,370,905.60     4.22       258,429.67      424      708          74.76
7.615 ........................        1          203,892.86     0.08       203,892.86      354      760          90.00
7.625 ........................       48       12,776,090.96     4.74       266,168.56      440      702          77.84
7.750 ........................       79       21,524,683.43     7.99       272,464.35      380      698          79.35
7.875 ........................        4        1,725,981.48     0.64       431,495.37      386      690          82.72
8.000 ........................       45       10,638,286.74     3.95       236,406.37      410      695          78.26
8.085 ........................        1          121,554.90     0.05       121,554.90      358      703          89.99
8.090 ........................        1          220,803.90     0.08       220,803.90      358      657          90.00
8.095 ........................        1          219,561.62     0.08       219,561.62      358      729          93.34
8.125 ........................        2          428,226.56     0.16       214,113.28      357      661          66.28
8.165 ........................        1          500,194.16     0.19       500,194.16      359      632          82.27
8.220 ........................        1          184,234.16     0.07       184,234.16      359      642          90.00
8.245 ........................        2          418,357.47     0.16       209,178.74      359      688          90.00
8.305 ........................        1          190,224.24     0.07       190,224.24      358      810          87.96
8.355 ........................        2          517,502.94     0.19       258,751.47      359      689          89.40
8.365 ........................        1          212,338.44     0.08       212,338.44      356      723          89.79
8.385 ........................        1          345,455.48     0.13       345,455.48      359      660          89.87
9.000 ........................        2          694,370.81     0.26       347,185.41      359      671          81.46
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)   The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders.
      As of the cut-off date, the weighted average current mortgage rate of the
      Mortgage Loans in Loan Group 2 (as so adjusted) is expected to be approximately 4.521% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 is expected to be approximately 4.543% per annum.

                                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
RANGE OF                          NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
CURRENT MORTGAGE                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
LOAN PRINCIPAL                   MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
BALANCES ($)                      LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

        0.01 -   50,000.00....        3    $     125,318.21     0.05%       41,772.74    2.108      360         737        65.68
   50,000.01 -  100,000.00....       34        2,827,183.95     1.05        83,152.47    4.414      398         701        65.96
  100,000.01 -  150,000.00....      134       16,989,305.02     6.30       126,785.86    4.637      378         725        75.91
  150,000.01 -  200,000.00....      176       31,094,454.50    11.54       176,673.04    4.586      392         712        74.30
  200,000.01 -  250,000.00....      175       39,440,584.13    14.63       225,374.77    4.648      407         709        76.54
  250,000.01 -  300,000.00....      150       41,102,411.74    15.25       274,016.08    4.884      412         701        75.83
  300,000.01 -  350,000.00....      103       33,682,252.35    12.50       327,012.16    4.859      415         709        75.19
  350,000.01 -  400,000.00....       99       37,437,026.27    13.89       378,151.78    4.297      432         706        76.57
  400,000.01 -  450,000.00....       33       13,835,432.61     5.13       419,255.53    4.230      413         718        73.18
  450,000.01 -  500,000.00....       16        7,677,535.80     2.85       479,845.99    4.926      388         712        76.73
  500,000.01 -  550,000.00....       13        6,822,998.25     2.53       524,846.02    5.379      406         672        78.26
  550,000.01 -  600,000.00....       18       10,272,629.56     3.81       570,701.64    3.290      386         688        74.84
  600,000.01 -  650,000.00....       15        9,477,960.44     3.52       631,864.03    4.851      399         704        77.20
  650,000.01 -  700,000.00....        7        4,737,750.00     1.76       676,821.43    1.247      411         675        72.23
  700,000.01 -  750,000.00....        1          705,900.00     0.26       705,900.00    1.500      360         794        73.99
  750,000.01- 1,000,000.00....        3        2,931,904.09     1.09       977,301.36    5.495      396         706        76.22
1,000,000.01- 1,500,000.00....        4        4,977,761.41     1.85     1,244,440.35    5.473      383         667        65.15
1,500,000.01- 2,000,000.00....        3        5,361,665.00     1.99     1,787,221.67    3.431      401         686        64.81
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 is approximately $273,050.

                                                        FICO CREDIT SCORES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
RANGE OF                         MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
FICO CREDIT SCORES                LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

601-620 ......................        3    $     901,431.80     0.33%      300,477.27    6.676      358         616        74.66
621-640 ......................       61       14,915,048.13     5.53       244,508.99    4.532      367         630        76.93
641-660 ......................       80       25,758,510.03     9.56       321,981.38    4.911      400         651        76.03
661-680 ......................      153       47,197,610.16    17.51       308,481.11    4.271      397         671        77.08
681-700 ......................      168       49,007,787.78    18.18       291,713.02    4.337      406         690        76.23
701-720 ......................      139       37,069,147.12    13.75       266,684.51    4.862      426         710        73.96
721-740 ......................      113       28,624,153.35    10.62       253,311.09    4.981      416         729        75.38
741-760 ......................      112       26,766,202.92     9.93       238,983.95    4.491      404         749        75.19
761-780 ......................       82       21,242,194.22     7.88       259,051.15    4.129      418         770        73.33
781-800 ......................       56       14,017,111.27     5.20       250,305.56    4.434      406         788        69.39
801-820 ......................       20        4,000,876.55     1.48       200,043.83    4.282      443         807        66.36
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 is approximately
      705.

                                                       DOCUMENTATION PROGRAMS

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
DOCUMENTATION                    MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
PROGRAMS                          LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

CLUES Plus ...................       11    $   3,920,564.54     1.45%      356,414.96    6.401      358         674        76.79
Full/Alternative .............      185       45,504,488.31    16.88       245,970.21    4.967      389         684        76.92
No Income/No Asset ...........        1           67,359.14     0.02        67,359.14    9.000      359         690        95.00
Reduced ......................      641      180,938,690.85    67.14       282,275.65    4.401      411         708        75.09
Stated Income/Stated Asset ...      149       39,068,970.49    14.50       262,207.86    4.512      413         719        73.20
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

                                                 ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
RANGE OF ORIGINAL                   OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
LOAN-TO-VALUE                    MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
RATIOS (%)                        LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

50.00 or Less ................       57    $  11,767,904.98     4.37%      206,454.47    4.636      425         735        40.82
50.01 to 55.00 ...............       24        7,657,087.92     2.84       319,045.33    3.856      413         707        53.80
55.01 to 60.00 ...............       28        8,709,723.81     3.23       311,061.56    4.437      408         719        57.80
60.01 to 65.00 ...............       50       13,915,961.95     5.16       278,319.24    4.009      421         715        62.86
65.01 to 70.00 ...............      120       38,493,914.75    14.28       320,782.62    3.930      407         709        69.01
70.01 to 75.00 ...............       96       28,776,225.92    10.68       299,752.35    4.064      415         694        74.11
75.01 to 80.00 ...............      439      119,181,648.64    44.22       271,484.39    4.374      413         705        79.59
80.01 to 85.00 ...............        9        2,134,885.05     0.79       237,209.45    5.948      371         655        83.50
85.01 to 90.00 ...............      129       29,813,723.69    11.06       231,114.14    6.319      370         696        89.70
90.01 to 95.00 ...............       35        9,048,996.62     3.36       258,542.76    6.092      374         708        94.74
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 75.16%.

(2)   Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                                            STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
STATE                             LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

Alabama ......................        2    $     534,054.20     0.20%      267,027.10    7.250      353         681        80.00
Arizona ......................       36        8,876,225.23     3.29       246,561.81    5.700      423         715        75.26
California ...................      379      123,803,257.11    45.94       326,657.67    4.445      425         706        71.62
Colorado .....................        4        1,376,791.91     0.51       344,197.98    6.138      356         712        76.09
Connecticut ..................        7        2,271,604.19     0.84       324,514.88    4.391      368         675        81.24
Delaware .....................        3          558,900.00     0.21       186,300.00    1.772      360         696        72.72
District Of Columbia .........        1          247,200.00     0.09       247,200.00    1.500      360         686        80.00
Florida ......................      288       64,642,220.31    23.99       224,452.15    4.457      388         711        78.34
Georgia ......................        4          888,321.52     0.33       222,080.38    7.470      358         715        91.49
Hawaii .......................        2          581,660.14     0.22       290,830.07    3.132      437         711        50.92
Idaho ........................       11        2,038,230.74     0.76       185,293.70    3.782      383         689        79.85
Illinois .....................       12        2,854,834.15     1.06       237,902.85    4.295      416         700        74.65
Indiana ......................        3          294,680.81     0.11        98,226.94    3.780      423         690        82.80
Kentucky .....................        3          408,451.27     0.15       136,150.42    3.233      359         637        85.68
Louisiana ....................        4          526,702.88     0.20       131,675.72    3.031      358         689        79.66
Maryland .....................       14        5,429,643.65     2.01       387,831.69    4.934      404         711        75.71
Michigan .....................       34        7,421,748.60     2.75       218,286.72    3.774      369         683        77.77
Minnesota ....................        6        1,349,895.33     0.50       224,982.56    5.617      368         675        87.96
Mississippi ..................        1          474,023.35     0.18       474,023.35    7.375      352         655        80.00
Missouri .....................        3          676,200.00     0.25       225,400.00    3.005      360         669        85.03
Nevada .......................       76       21,255,252.37     7.89       279,674.37    5.506      393         701        79.73
New Hampshire ................        1          323,790.48     0.12       323,790.48    7.750      357         743        95.00
New Jersey ...................        6        1,806,310.06     0.67       301,051.68    4.595      373         691        77.73
Ohio .........................        8        1,133,223.01     0.42       141,652.88    5.440      358         699        86.13
Oklahoma .....................        2          155,651.65     0.06        77,825.83    3.346      359         699        88.27
Oregon .......................       12        2,416,025.30     0.90       201,335.44    5.286      437         724        75.41
Pennsylvania .................        3          643,426.54     0.24       214,475.51    5.908      356         685        80.09
Rhode Island .................        1          140,000.00     0.05       140,000.00    2.250      480         643        80.00
South Carolina ...............        1          415,000.00     0.15       415,000.00    2.000      360         650        64.34
South Dakota .................        1          344,000.00     0.13       344,000.00    1.500      360         648        77.30
Tennessee ....................        2          443,056.67     0.16       221,528.34    7.277      358         699        81.17
Texas ........................       13        1,747,414.78     0.65       134,416.52    4.081      405         712        82.66
Utah .........................        9        4,049,658.79     1.50       449,962.09    2.266      373         709        74.14
Virginia .....................       20        5,628,382.83     2.09       281,419.14    4.253      437         699        75.99
Washington ...................       14        3,596,982.69     1.33       256,927.34    3.840      365         715        77.15
Wisconsin ....................        1          147,252.77     0.05       147,252.77    8.000      359         665        80.00
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, no more than approximately 3.051% of the Mortgage
      Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                                                            LOAN PURPOSE

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
LOAN PURPOSE                      LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

Refinance (cash-out) .........      537    $ 150,704,653.64    55.92%      280,641.81    4.476      412         704        72.22
Purchase .....................      298       71,260,089.53    26.44       239,127.82    4.382      395         718        80.72
Refinance (rate/term) ........      152       47,535,330.16    17.64       312,732.44    4.996      408         693        76.14
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

                                                  TYPES OF MORTGAGED PROPERTIES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
PROPERTY TYPE                     LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

2-4 Family Residence .........       45    $  16,512,302.09     6.13%      366,940.05    4.594      403         712        67.88
High-rise Condominium ........       12        4,241,490.99     1.57       353,457.58    4.946      374         694        76.18
Low-rise Condominium .........      169       32,866,011.51    12.20       194,473.44    4.305      399         716        77.88
Planned Unit Development .....      194       57,212,074.36    21.23       294,907.60    4.702      411         703        78.08
Single Family Residence ......      567      158,668,194.38    58.88       279,838.09    4.518      408         704        74.27
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)    Treated as real property.

                                                         OCCUPANCY TYPES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
OCCUPANCY TYPE                    LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

Investment Property ..........      146    $  33,675,815.14    12.50%      230,656.27    4.478      406         715        72.51
Primary Residence ............      751      220,247,809.09    81.72       293,272.72    4.544      408         702        75.31
Secondary Residence ..........       90       15,576,449.10     5.78       173,071.66    4.660      383         730        78.69
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)   Based upon representations of the related borrowers at the time of origination.

                                                   REMAINING TERMS TO MATURITY(1)

                                                                                                             WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED  WEIGHTED     AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE   AVERAGE    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT    FICO      LOAN-TO-
REMAINING TERM TO                MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE   CREDIT       VALUE
MATURITY (MONTHS)                 LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)    SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------

480 ..........................      215    $  63,526,830.00    23.57%      295,473.63    1.595      717        72.46
479 ..........................      125       36,563,392.08    13.57       292,507.14    7.358      709        71.98
478 ..........................       12        4,307,449.03     1.60       358,954.09    7.583      702        76.99
477 ..........................        7        1,846,109.60     0.69       263,729.94    7.494      707        88.48
475 ..........................        1          391,116.81     0.15       391,116.81    7.375      693        69.11
360 ..........................      252       66,150,327.20    24.55       262,501.30    1.725      695        75.68
359 ..........................      175       48,939,779.75    18.16       279,655.88    7.099      697        76.55
358 ..........................      125       28,956,453.80    10.74       231,651.63    7.033      712        76.41
357 ..........................       42        9,066,409.19     3.36       215,866.89    7.482      708        80.92
356 ..........................        9        2,334,274.81     0.87       259,363.87    7.639      704        89.99
355 ..........................        9        1,680,444.63     0.62       186,716.07    7.402      712        84.55
354 ..........................        3          755,485.67     0.28       251,828.56    7.545      732        82.70
353 ..........................        4        1,997,250.57     0.74       499,312.64    7.133      725        79.26
352 ..........................        4        1,886,637.14     0.70       471,659.29    7.234      690        75.80
351 ..........................        2          630,067.36     0.23       315,033.68    6.880      692        79.21
350 ..........................        2          468,045.69     0.17       234,022.85    7.068      712        70.92
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 is approximately 407 months.

                                                          GROSS MARGINS(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
GROSS MARGIN (%)                   LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

1.475 ........................        1    $     115,000.00     0.04%      115,000.00    2.500      360         698        79.92
1.825 ........................        1          122,000.00     0.05       122,000.00    1.000      360         814        45.52
1.875 ........................        1          113,733.44     0.04       113,733.44    3.750      359         663        95.00
1.975 ........................        1          209,600.00     0.08       209,600.00    1.000      360         700        80.00
2.075 ........................        2          314,138.52     0.12       157,069.26    6.625      358         725        42.22
2.150 ........................        4        1,172,590.87     0.44       293,147.72    6.750      355         722        78.65
2.225 ........................        1          328,000.00     0.12       328,000.00    1.000      360         709        80.00
2.250 ........................        1          315,350.00     0.12       315,350.00    1.250      480         683        79.99
2.300 ........................        3          706,023.69     0.26       235,341.23    5.406      359         722        78.54
2.375 ........................        5          870,236.68     0.32       174,047.34    5.408      359         714        79.64
2.400 ........................        2          549,523.66     0.20       274,761.83    1.975      422         700        79.15
2.425 ........................        3          655,550.00     0.24       218,516.67    1.555      480         677        76.66
2.450 ........................        7        1,512,172.47     0.56       216,024.64    6.821      357         717        65.16
2.475 ........................        2          479,827.94     0.18       239,913.97    7.000      478         653        84.87
2.500 ........................        3          755,260.00     0.28       251,753.33    1.607      439         737        83.45
2.525 ........................       10        3,608,875.98     1.34       360,887.60    5.111      357         717        71.44
2.550 ........................        1          229,000.00     0.08       229,000.00    1.250      480         722        39.83
2.575 ........................        3          942,477.79     0.35       314,159.26    3.216      480         702        70.14
2.600 ........................       20        5,870,526.11     2.18       293,526.31    5.839      367         700        74.18
2.650 ........................        2          646,919.94     0.24       323,459.97    3.707      419         721        74.96
2.675 ........................       24        7,096,741.66     2.63       295,697.57    5.841      364         734        72.94
2.700 ........................        6        1,272,383.33     0.47       212,063.89    4.652      389         689        73.98
2.725 ........................        3          530,935.93     0.20       176,978.64    6.500      479         774        71.82
2.750 ........................       29        9,980,772.49     3.70       344,164.57    5.820      379         699        72.94
2.775 ........................        5        1,338,194.63     0.50       267,638.93    7.375      410         697        81.18
2.800 ........................        2          504,054.14     0.19       252,027.07    3.000      445         761        79.87
2.825 ........................      167       48,948,519.37    18.16       293,104.91    4.649      361         703        75.39
2.850 ........................        3          712,697.79     0.26       237,565.93    7.375      424         684        72.64
2.875 ........................        7        1,962,315.95     0.73       280,330.85    2.755      425         698        80.59

                                                                                                 WEIGHTED                 WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED     ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE     LOAN-TO-
                                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
GROSS MARGIN (%)                   LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)     SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

2.900 ........................       22        4,701,359.05     1.74       213,698.14    6.496      359         705        71.98
2.925 ........................        7        1,823,151.19     0.68       260,450.17    2.800      454         718        77.15
2.950 ........................        7        2,092,067.00     0.78       298,866.71    3.182      443         725        79.96
2.975 ........................        9        2,145,566.23     0.80       238,396.25    3.190      381         739        76.59
3.000 ........................        9        1,571,952.00     0.58       174,661.33    4.968      373         696        73.74
3.025 ........................       24        8,600,596.96     3.19       358,358.21    3.767      382         693        69.49
3.050 ........................        2          365,132.07     0.14       182,566.04    5.093      479         720        53.05
3.075 ........................       44       13,448,014.83     4.99       305,636.70    5.555      473         703        77.25
3.100 ........................        2          377,411.16     0.14       188,705.58    7.625      358         737        90.00
3.125 ........................        6          923,600.82     0.34       153,933.47    2.344      409         701        64.06
3.150 ........................      121       32,481,261.63    12.05       268,440.18    5.582      372         693        78.69
3.175 ........................        1          353,112.00     0.13       353,112.00    1.250      480         740        78.76
3.200 ........................       16        4,762,399.34     1.77       297,649.96    2.172      480         747        70.34
3.225 ........................        6        1,560,162.87     0.58       260,027.15    6.101      455         710        76.45
3.250 ........................        3          681,213.61     0.25       227,071.20    2.352      480         757        77.51
3.275 ........................        8        2,911,960.04     1.08       363,995.01    4.426      388         675        80.49
3.300 ........................       18        4,583,327.19     1.70       254,629.29    2.058      480         742        60.43
3.325 ........................       16        4,364,348.00     1.62       272,771.75    3.509      480         727        61.74
3.350 ........................        2          372,113.91     0.14       186,056.96    5.373      359         700        85.90
3.375 ........................       17        4,741,481.87     1.76       278,910.70    2.367      411         703        71.77
3.400 ........................      111       26,781,663.96     9.94       241,276.25    4.321      398         696        77.19
3.450 ........................       76       21,542,499.18     7.99       283,453.94    3.830      475         715        71.13
3.500 ........................        9        2,444,615.92     0.91       271,623.99    2.579      462         714        75.15
3.525 ........................        5          932,144.58     0.35       186,428.92    4.144      358         700        87.02
3.550 ........................        6        1,913,600.00     0.71       318,933.33    1.496      480         753        74.65
3.575 ........................       38       10,846,888.88     4.02       285,444.44    2.348      480         708        75.09
3.600 ........................        2          224,330.64     0.08       112,165.32    4.197      359         744        75.41
3.650 ........................        7        1,152,880.56     0.43       164,697.22    3.357      440         670        79.46
3.700 ........................       37       10,250,996.34     3.80       277,053.96    5.094      479         709        75.43
3.725 ........................        1          199,080.00     0.07       199,080.00    2.500      480         779        72.39
3.775 ........................        1          500,194.16     0.19       500,194.16    8.375      359         632        82.27
3.825 ........................        1          133,000.00     0.05       133,000.00    4.000      360         666        94.33
3.850 ........................        1          396,000.00     0.15       396,000.00    3.625      360         780        90.00
3.875 ........................        3          917,900.00     0.34       305,966.67    3.537      360         665        89.92
3.900 ........................        2          367,500.00     0.14       183,750.00    3.413      360         631        88.70
3.950 ........................        1          221,000.00     0.08       221,000.00    3.625      360         625        85.00
4.000 ........................        1          351,500.00     0.13       351,500.00    4.125      360         745        95.00
4.075 ........................        1           78,300.00     0.03        78,300.00    3.000      360         660        90.00
4.125 ........................        1          232,200.00     0.09       232,200.00    3.750      360         782        90.00
4.150 ........................        2          547,200.00     0.20       273,600.00    3.368      360         685        89.27
4.200 ........................        1           94,500.00     0.04        94,500.00    5.125      360         624        90.00
4.225 ........................        1          193,500.00     0.07       193,500.00    3.750      360         678        90.00
4.250 ........................        2          557,793.92     0.21       278,896.96    8.875      358         684        89.84
4.275 ........................        6        1,137,219.23     0.42       189,536.54    7.886      359         722        90.30
4.325 ........................        2          481,124.66     0.18       240,562.33    6.287      360         694        90.00
4.400 ........................        2          694,370.81     0.26       347,185.41    9.000      359         671        81.46
4.525 ........................        3          486,378.28     0.18       162,126.09    7.423      359         655        89.36
4.650 ........................        5        1,098,038.06     0.41       219,607.61    6.255      359         648        89.15
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_______________
(1)   As of the cut-off date, the weighted average gross margin of the Mortgage
      Loans in Loan Group 2 was approximately 3.131%.

                                                      MAXIMUM MORTGAGE RATES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MAXIMUM                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                  LOANS     OUTSTANDING      GROUP 2          ($)      RATE (%)  (MONTHS)     SCORE      RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

9.500 ........................        1    $     325,509.83     0.12%      325,509.83    7.125      478         665        65.00
9.950 ........................      981      267,996,790.55    99.44       273,187.35    4.535      407         706        75.13
10.450 .......................        1           41,918.21     0.02        41,918.21    2.250      359         798        70.00
10.950 .......................        1          279,000.00     0.10       279,000.00    3.000      360         673        88.57
11.450 .......................        2          561,455.48     0.21       280,727.74    6.038      359         668        86.07
11.950 .......................        1          295,399.26     0.11       295,399.26    7.750      359         653        80.00
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

_________________
(1)   As of the cut-off date, the weighted average maximum mortgage rate of the
      Mortgage Loans in Loan Group 2 was approximately 9.956%.

                                                      MINIMUM MORTGAGE RATES(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MINIMUM                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                  LOANS     OUTSTANDING        GROUP 2        ($)      RATE (%)  (MONTHS)     SCORE      RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

1.475 ........................        1    $     115,000.00     0.04%      115,000.00    2.500      360         698        79.92
1.825 ........................        1          122,000.00     0.05       122,000.00    1.000      360         814        45.52
1.875 ........................        1          113,733.44     0.04       113,733.44    3.750      359         663        95.00
1.975 ........................        1          209,600.00     0.08       209,600.00    1.000      360         700        80.00
2.075 ........................        2          314,138.52     0.12       157,069.26    6.625      358         725        42.22
2.150 ........................        4        1,172,590.87     0.44       293,147.72    6.750      355         722        78.65
2.225 ........................        1          328,000.00     0.12       328,000.00    1.000      360         709        80.00
2.250 ........................        1          315,350.00     0.12       315,350.00    1.250      480         683        79.99
2.300 ........................        3          706,023.69     0.26       235,341.23    5.406      359         722        78.54
2.375 ........................        5          870,236.68     0.32       174,047.34    5.408      359         714        79.64
2.400 ........................        2          549,523.66     0.20       274,761.83    1.975      422         700        79.15
2.425 ........................        3          655,550.00     0.24       218,516.67    1.555      480         677        76.66
2.450 ........................        7        1,512,172.47     0.56       216,024.64    6.821      357         717        65.16
2.475 ........................        2          479,827.94     0.18       239,913.97    7.000      478         653        84.87
2.500 ........................        3          755,260.00     0.28       251,753.33    1.607      439         737        83.45
2.525 ........................       10        3,608,875.98     1.34       360,887.60    5.111      357         717        71.44
2.550 ........................        1          229,000.00     0.08       229,000.00    1.250      480         722        39.83
2.575 ........................        3          942,477.79     0.35       314,159.26    3.216      480         702        70.14
2.600 ........................       20        5,870,526.11     2.18       293,526.31    5.839      367         700        74.18
2.650 ........................        2          646,919.94     0.24       323,459.97    3.707      419         721        74.96
2.675 ........................       24        7,096,741.66     2.63       295,697.57    5.841      364         734        72.94
2.700 ........................        6        1,272,383.33     0.47       212,063.89    4.652      389         689        73.98
2.725 ........................        3          530,935.93     0.20       176,978.64    6.500      479         774        71.82
2.750 ........................       29        9,980,772.49     3.70       344,164.57    5.820      379         699        72.94
2.775 ........................        5        1,338,194.63     0.50       267,638.93    7.375      410         697        81.18
2.800 ........................        2          504,054.14     0.19       252,027.07    3.000      445         761        79.87
2.825 ........................      167       48,948,519.37    18.16       293,104.91    4.649      361         703        75.39
2.850 ........................        3          712,697.79     0.26       237,565.93    7.375      424         684        72.64
2.875 ........................        7        1,962,315.95     0.73       280,330.85    2.755      425         698        80.59
2.900 ........................       22        4,701,359.05     1.74       213,698.14    6.496      359         705        71.98
2.925 ........................        7        1,823,151.19     0.68       260,450.17    2.800      454         718        77.15
2.950 ........................        7        2,092,067.00     0.78       298,866.71    3.182      443         725        79.96
2.975 ........................        9        2,145,566.23     0.80       238,396.25    3.190      381         739        76.59
3.000 ........................        9        1,571,952.00     0.58       174,661.33    4.968      373         696        73.74
3.025 ........................       24        8,600,596.96     3.19       358,358.21    3.767      382         693        69.49
3.050 ........................        2          365,132.07     0.14       182,566.04    5.093      479         720        53.05
3.075 ........................       44       13,448,014.83     4.99       305,636.70    5.555      473         703        77.25
3.100 ........................        2          377,411.16     0.14       188,705.58    7.625      358         737        90.00

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MINIMUM                          MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
MORTGAGE RATE (%)                  LOANS     OUTSTANDING      GROUP 2         ($)      RATE (%)  (MONTHS)     SCORE      RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

3.125 ........................        6          923,600.82     0.34       153,933.47    2.344      409         701        64.06
3.150 ........................      121       32,481,261.63    12.05       268,440.18    5.582      372         693        78.69
3.175 ........................        1          353,112.00     0.13       353,112.00    1.250      480         740        78.76
3.200 ........................       16        4,762,399.34     1.77       297,649.96    2.172      480         747        70.34
3.225 ........................        6        1,560,162.87     0.58       260,027.15    6.101      455         710        76.45
3.250 ........................        3          681,213.61     0.25       227,071.20    2.352      480         757        77.51
3.275 ........................        8        2,911,960.04     1.08       363,995.01    4.426      388         675        80.49
3.300 ........................       18        4,583,327.19     1.70       254,629.29    2.058      480         742        60.43
3.325 ........................       16        4,364,348.00     1.62       272,771.75    3.509      480         727        61.74
3.350 ........................        2          372,113.91     0.14       186,056.96    5.373      359         700        85.90
3.375 ........................       17        4,741,481.87     1.76       278,910.70    2.367      411         703        71.77
3.400 ........................      111       26,781,663.96     9.94       241,276.25    4.321      398         696        77.19
3.450 ........................       76       21,542,499.18     7.99       283,453.94    3.830      475         715        71.13
3.500 ........................        9        2,444,615.92     0.91       271,623.99    2.579      462         714        75.15
3.525 ........................        5          932,144.58     0.35       186,428.92    4.144      358         700        87.02
3.550 ........................        6        1,913,600.00     0.71       318,933.33    1.496      480         753        74.65
3.575 ........................       38       10,846,888.88     4.02       285,444.44    2.348      480         708        75.09
3.600 ........................        2          224,330.64     0.08       112,165.32    4.197      359         744        75.41
3.650 ........................        7        1,152,880.56     0.43       164,697.22    3.357      440         670        79.46
3.700 ........................       37       10,250,996.34     3.80       277,053.96    5.094      479         709        75.43
3.725 ........................        1          199,080.00     0.07       199,080.00    2.500      480         779        72.39
3.775 ........................        1          500,194.16     0.19       500,194.16    8.375      359         632        82.27
3.825 ........................        1          133,000.00     0.05       133,000.00    4.000      360         666        94.33
3.850 ........................        1          396,000.00     0.15       396,000.00    3.625      360         780        90.00
3.875 ........................        3          917,900.00     0.34       305,966.67    3.537      360         665        89.92
3.900 ........................        2          367,500.00     0.14       183,750.00    3.413      360         631        88.70
3.950 ........................        1          221,000.00     0.08       221,000.00    3.625      360         625        85.00
4.000 ........................        1          351,500.00     0.13       351,500.00    4.125      360         745        95.00
4.075 ........................        1           78,300.00     0.03        78,300.00    3.000      360         660        90.00
4.125 ........................        1          232,200.00     0.09       232,200.00    3.750      360         782        90.00
4.150 ........................        2          547,200.00     0.20       273,600.00    3.368      360         685        89.27
4.200 ........................        1           94,500.00     0.04        94,500.00    5.125      360         624        90.00
4.225 ........................        1          193,500.00     0.07       193,500.00    3.750      360         678        90.00
4.250 ........................        2          557,793.92     0.21       278,896.96    8.875      358         684        89.84
4.275 ........................        6        1,137,219.23     0.42       189,536.54    7.886      359         722        90.30
4.325 ........................        2          481,124.66     0.18       240,562.33    6.287      360         694        90.00
4.400 ........................        2          694,370.81     0.26       347,185.41    9.000      359         671        81.46
4.525 ........................        3          486,378.28     0.18       162,126.09    7.423      359         655        89.36
4.650 ........................        5        1,098,038.06     0.41       219,607.61    6.255      359         648        89.15
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

____________________
(1)   As of the cut-off date, the weighted average minimum mortgage rate of the
      Mortgage Loans in Loan Group 2 was approximately 3.131%.

                                                    INITIAL RATE ADJUSTMENT DATES

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
INITIAL RATE                     MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
ADJUSTMENT DATE                    LOANS     OUTSTANDING        GROUP 2        ($)      RATE (%)  (MONTHS)     SCORE      RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

June  1, 2005 ................        2    $     468,045.69     0.17%      234,022.85    7.068      350         712        70.92
July 1, 2005 .................        2          630,067.36     0.23       315,033.68    6.880      351         692        79.21
August 1, 2005 ...............        3        1,412,613.79     0.52       470,871.26    7.186      352         701        74.39
September 1, 2005 ............        3        1,872,450.57     0.69       624,150.19    7.125      353         724        80.00
October 1, 2005 ..............        4        1,229,509.02     0.46       307,377.26    7.479      353         702        81.66
November 1, 2005 .............       10        2,061,496.39     0.76       206,149.64    7.373      378         715        80.27
December 1, 2005 .............        9        2,334,274.81     0.87       259,363.87    7.639      356         704        89.99
January 1, 2006 ..............       45       10,483,353.93     3.89       232,963.42    7.482      378         706        81.91
February 1, 2006 .............      128       30,926,431.46    11.48       241,612.75    7.479      375         711        76.34
March 1, 2006 ................      282       80,796,382.35    29.98       286,511.99    7.506      412         704        74.43
April 1, 2006 ................      400      110,226,001.57    40.90       275,565.00    1.631      422         708        73.83
May 1, 2006 ..................       78       22,506,516.39     8.35       288,545.08    1.883      396         686        75.24
June 1, 2006 .................       15        3,621,630.00     1.34       241,442.00    2.731      382         710        83.38
July 1, 2006 .................        6          931,300.00     0.35       155,216.67    2.860      360         736        79.05
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

                                                  MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                                 WEIGHTED                WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED    ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE    LOAN-TO-
MAXIMUM NEGATIVE                 MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
AMORTIZATION(%)                    LOANS     OUTSTANDING        GROUP 2        ($)      RATE (%)  (MONTHS)     SCORE      RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ---------

110 ..........................        1    $     162,457.62     0.06%      162,457.62    7.750      357         632        90.00
115 ..........................      986      269,337,615.71    99.94       273,161.88    4.541      407         705        75.15
                                 --------  ----------------  ---------
  Total ......................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

________________
(1)   Reflects maximum allowable percentage of original unpaid principal balance.

                                                  FIXED RATE PERIODS AT ORIGINATION

                                                                                                 WEIGHTED                 WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED     ORIGINAL
                                    OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE     LOAN-TO-
FIXED RATE PERIOD                MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
(MONTHS)                           LOANS     OUTSTANDING        GROUP 2        ($)      RATE (%)  (MONTHS)     SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ----------

1 ............................      926    $ 256,041,134.26    95.01%      276,502.30    4.619      408         706        74.88
3 ............................       61       13,458,939.07     4.99       220,638.35    3.086      371         693        80.41
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

                                               PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                                                                 WEIGHTED                 WEIGHTED
                                                             PERCENT OF    AVERAGE     WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL     AVERAGE  REMAINING   WEIGHTED     ORIGINAL
                                    OF        PRINCIPAL       LOANS IN     BALANCE      CURRENT   TERM TO     AVERAGE     LOAN-TO-
PREPAYMENT CHARGE                MORTGAGE      BALANCE          LOAN     OUTSTANDING   MORTGAGE  MATURITY   FICO CREDIT    VALUE
PERIOD (MONTHS)                    LOANS     OUTSTANDING        GROUP 2      ($)        RATE (%)  (MONTHS)     SCORE     RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ----------

36 ...........................      987    $ 269,500,073.33   100.00%      273,049.72    4.543      407         705        75.16
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

                                                   INITIAL PAYMENT RECAST PERIODS

                                                                                                 WEIGHTED                 WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                 AVERAGE
                                  NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED     ORIGINAL
INITIAL PAYMENT                     OF        PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE     LOAN-TO-
RECAST PERIOD                    MORTGAGE      BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT    VALUE
(MONTHS)                           LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE    RATIO (%)
------------------------------   --------  ----------------  ----------  ------------  --------  ---------  -----------  ----------

60 ...........................      640    $ 178,802,728.25    66.35%      279,379.26    5.233      399         707        75.19
120 ..........................      347       90,697,345.08    33.65       261,375.63    3.183      421         703        75.10
                                 --------  ----------------  ---------
   Total .....................      987    $ 269,500,073.33   100.00%
                                 ========  ================  =========

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

      The Mortgage Pass-Through Certificates, Series 2006-OA3 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class
2-A-3, Class X, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7, Class C, Class 1-P, Class 2-P and Class R-X
Certificates. Only the classes of certificates identified on the cover page hereof as offered certificates are offered by this free writing prospectus (the
"OFFERED CERTIFICATES").

      When describing the certificates in this free writing prospectus, we use the following terms:

        DESIGNATION                                          CLASSES OF CERTIFICATES
---------------------------  ----------------------------------------------------------------------------------------

Group 1 Senior Certificates                   Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates

Group 2 Senior Certificates                   Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates

 Subordinated Certificates                 Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                                                          M-6 and Class M-7 Certificates

   Senior Certificates                  Group 1 Senior Certificates, Group 2 Senior Certificates, Class X
                                                     Certificates and Class A-R Certificates

   LIBOR Certificates         Group 1 Senior Certificates, Group 2 Senior Certificates and Subordinated Certificates

   Offered Certificates                            Senior Certificates and Class M Certificates

   Class P Certificates                                Class 1-P and Class 2-P Certificates

   Private Certificates                            Class C, Class P and Class R-X Certificates

The certificates are generally referred to as the following types:

                  CLASS                                                        TYPE
-----------------------------------------    ------------------------------------------------------------------------

Class 1-A-1 and Class 2-A-1 Certificates:                Senior/Floating Pass-Through Rate/Super Senior

Class 1-A-2 and Class 2-A-2 Certificates             Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1-A-3 and Class 2-A-3 Certificates                   Senior/Floating Pass-Through Rate/Support

Class X Certificates                            Senior/Notional Amount/Interest Only/Variable Pass-Through Rate

Class A-R Certificates                                        Senior/REMIC Residual/Principal Only

Class M Certificates                                         Subordinate/Floating Pass-Through Rate

      The Class 1-P and Class 2-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Loan Group 1 and
Loan Group 2, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial notional amount set forth on the cover page of this free writing prospectus. The initial Class Certificate Balances or initial notional amount may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

CALCULATION OF CLASS CERTIFICATE BALANCE

      The "CLASS CERTIFICATE BALANCE" of any class of offered certificates
(other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

      o   all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

      o   the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which
Realized Losses have been allocated will be increased sequentially in the order of payment priority from highest to lowest, by the amount of Subsequent
Recoveries on the Mortgage Loans in the related loan group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

      Although Subsequent Recoveries, if any, will be allocated to increase the
Class Certificate Balance of a class of certificates, as described above, such
Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable loan group and will be distributed in the priority set forth below under "Distributions--Distributions of Principal," and therefore such
Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above.
Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in
Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

      If the overcollateralization amount is zero and there is a Realized Loss on a Mortgage Loan, the Class Certificate Balance of the class of subordinated certificates then outstanding with the lowest distribution priority (beginning with the Class M-7 Certificates) will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all the classes of certificates in the related certificate group, following all distributions on any
Distribution Date, exceeds the aggregate Stated Principal Balance of the
Mortgage Loans as of the Due Date occurring in the month of the Distribution
Date (after giving effect to unscheduled receipts of principal in the Prepayment
Period related to that Due Date).

NOTIONAL AMOUNT CERTIFICATES

      The Class X Certificates are notional amount certificates. The notional amount of the Class X Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Class 2-A-1, Class 2-A-2 and Class
2-A-3 Certificates.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

      The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R
Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") may
elect to hold their Book-Entry Certificates through the Depository Trust Company
("DTC") in the United States, or Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR"), in Europe, if
they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable Class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC.
Clearstream,

Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and
Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries'
names on the books of DTC. Citibank will act as depositary for Clearstream,
Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN
DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry
Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. Except as described below, no person acquiring a beneficial ownership in a Book-Entry
Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such
Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive
Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate
Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations
("PARTICIPANTS") and DTC.

      The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial
Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial
Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

      Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates.
Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

      Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive
Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and
Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at
DTC will be debited and credited. Similarly, the Participants and Indirect
Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

      Because of time zone differences, credits of securities received in
Clearstream, Luxembourg or Euroclear as a result of a transaction with a
Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or
Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant
Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between Participants will occur in accordance with DTC rules.
Transfers between Clearstream, Luxembourg Participants and Euroclear
Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream,
Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant
European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines
(European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the
Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to
DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not
deliver instructions directly to the European Depositaries.

      DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own
DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

      Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte,
L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as
"Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream,
Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities
(including its shares in CB) to a new Luxembourg company, New Clearstream,
Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions.
Clearstream, Luxembourg International currently has 92 shareholders, including
U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

      Further to the merger, the Board of Directors of New Clearstream,
Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is
"Clearstream" With effect from January 14, 2000 New CI has been renamed
"Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg
Global Services was renamed "Clearstream Services, societe anonyme."

      On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream
International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

      Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream,
Luxembourg customers through electronic book-entry changes in accounts of
Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream,
Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de
Surveillance du Secteur Financier, "CSSF," which supervises

Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S.
customers are limited to securities brokers and dealers, and banks. Currently,
Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United
States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has
established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

      Euroclear was created in 1968 to hold securities for participants of
Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United
States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the
Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a
Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear
Participant, either directly or indirectly.

      The Euroclear Operator has a banking license from the Belgian Banking and
Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

      Securities clearance accounts and cash accounts with the Euroclear
Operator are governed by the Terms and Conditions Governing Use of Euroclear and
the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in
Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.
The Euroclear Operator acts under the Terms and Conditions only on behalf of
Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions on the Book-Entry Certificates will be made on each
Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the
Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

      Under a book-entry format, beneficial owners of the Book-Entry
Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to Offered Certificates held through Clearstream, Luxembourg or
Euroclear will be credited to the cash accounts of Clearstream, Luxembourg
Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant
United States tax laws and regulations. See "Material Federal Income Tax
Consequences -- Tax Treatment of Foreign Investors" and "Miscellaneous Tax
Aspects -- Backup Withholding" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge
Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry
Certificates, may be limited due to the lack of physical certificates for such
Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-

entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the issuing entity provided by the master servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial
Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

      DTC has advised the depositor and the trustee that, unless and until
Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial
Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or
Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related
Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Definitive Certificates will be issued to beneficial owners of the
Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, (b) the beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) of a class at their sole option and expense, elect to remove their Book-Entry Certificates from DTC or (c) after the occurrence of an event of default (as defined in the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights evidenced by the Offered
Certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of
Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related Offered Certificates under the pooling and servicing agreement.

      Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      For a description of the procedures generally applicable to Book-Entry
Certificates, see "Description of the Securities - Book-Entry Registration of
Securuities" in the prospectus.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

      Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate
Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of
Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date)
and the following amounts required to be deposited under the pooling and servicing agreement:

        o   all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

        o   all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating
            Interest payments) and any lender paid mortgage insurance premiums;

        o   all payments on account of prepayment charges on the Mortgage Loans;

        o   all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

        o   any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

        o   any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from
            REO Property;

        o   all Substitution Adjustment Amounts; and

        o   all Advances made by the master servicer.

      Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing
And Amount Of Distributions On The Certificates" in the prospectus.

      The master servicer may from time to time make withdrawals from the
Certificate Account for the following purposes with respect to the Mortgage
Loans:

        o   to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

        o   to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the
            Mortgage Loan(s) in respect of which any such Advance was made;

        o   to reimburse each of the master servicer and the Trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable
            Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

        o   to reimburse the master servicer for insured expenses from the related insurance proceeds;

        o   to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property,
            (ii) any enforcement or judicial proceedings, including
            foreclosures, (iii) the management and liquidation of any REO
            Property and (iv) maintaining any required insurance policies
            (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

        o   to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

        o   to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

        o   to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

        o   to withdraw an amount equal to the sum of (a) the related Available
            Funds, (b) any Prepayment Charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

        o   to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage
Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

      Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate
Account the amount of Available Funds, any Prepayment Charges received and the
Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the
"DISTRIBUTION ACCOUNT"). The trustee will, promptly upon receipt, deposit in the
Distribution Account and retain therein:

        o   the aggregate amount remitted by the master servicer to the trustee;
            and

        o   any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the
            Distribution Account.

      The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "-- Priority of
Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

        o   to pay the Trustee Fee to the trustee;

        o   to deposit in each Final Maturity Reserve Fund maintained by the trustee on the specified Distribution Date as described in this free writing prospectus;

        o   to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

        o   to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error);
            and

        o   to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the
Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

      The Certificate Account and the Distribution Account. All funds in the
Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account or the
Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the
Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

      Corridor Contract Reserve Fund. Funds in the Corridor Contract Reserve
Fund may be invested in permitted investments at the direction of UBS Securities
LLC. If the trustee, on behalf of the Supplemental Interest Trust, does not receive written directions regarding investment, it will invest all funds in the
Corridor Contract Reserve Fund in respect of amounts received under each
Corridor Contract in The Bank of New York cash reserves. Any net investment earnings will be retained in the Corridor Contract Reserve Fund until withdrawn upon the earlier of the reduction of the aggregate Class Certificate Balance of the LIBOR Certificates to zero and the termination of the pooling and servicing agreement. Any losses incurred in the Corridor Contract Reserve Fund in respect of the investment will be charged against amounts on deposit in the Corridor
Contract Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Corridor Contract Reserve Fund and made in accordance with the pooling and servicing agreement.

      Final Maturity Reserve Fund. Funds in the Final Maturity Reserve Fund may
be invested in permitted investments at the direction of the holders of the
Class C Certificates. If the trustee, on behalf of the Supplemental Interest
Trust, does not receive written directions regarding investment, it will invest all funds in the Final Maturity Reserve Fund in The Bank of New York cash reserves. Any net investment earnings will be retained in the Final Maturity
Reserve Fund until withdrawn upon the termination of the pooling and servicing agreement. Any losses incurred in the Final Maturity Reserve Fund in respect of the investment will be charged against amounts on deposit in the Final Maturity
Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Final Maturity Reserve Fund and made in accordance with the pooling and servicing agreement.

FEES AND EXPENSES

      The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

  TYPE / RECIPIENT (1)                  AMOUNT                GENERAL PURPOSE              SOURCE (2)                FREQUENCY
------------------------   --------------------------------   ----------------   ------------------------------   ------------

FEES

Master Servicing Fee /     One-twelfth of the Stated          Compensation       Amounts on deposit in the             Monthly
Master Servicer            Principal Balance of each                             Certificate Account
                           Mortgage Loan multiplied by the                       representing payments of
                           Master Servicing Fee Rate (3)                         interest and application of
                                                                                 liquidation proceeds with
                                                                                 respect to that mortgage loan.

                           o All late payment fees,           Compensation       Payments made by obligors with   Time to time
                             assumption fees and other                           respect to the Mortgage Loans
                             similar charges (excluding
                             prepayment charges)

                           o All investment income earned     Compensation       Investment income related to          Monthly
                             on amounts on deposit in the                        the Certificate Account and
                             Certificate Account and                             the Distribution Account
                             Distribution Account

                           o Excess Proceeds (4)              Compensation       Liquidation proceeds and         Time to time
                                                                                 Subsequent Recoveries

Trustee Fee (the           One-twelfth of the Trustee Fee     Compensation       Amounts on deposit in the             Monthly
"TRUSTEE FEE") / Trustee   Rate multiplied by the aggregate                      Certificate Account or the
                           Stated Principal Balance of the                       Distribution Account
                           outstanding Mortgage Loans (5)

EXPENSES

Insured expenses /         Expenses incurred by the master    Reimbursement of   To the extent the expenses are   Time to time
Master Servicer            servicer                           Expenses           covered by an insurance policy
                                                                                 with respect to the Mortgage
                                                                                 Loan

Servicing Advances /       To the extent of funds             Reimbursement of   With respect to each Mortgage    Time to time
Master Servicer            available, the amount of any       Expenses           Loan, late recoveries of the
                           Servicing Advances                                    payments of the costs and
                                                                                 expenses, liquidation
                                                                                 proceeds, Subsequent
                                                                                 Recoveries, purchase proceeds
                                                                                 or repurchase proceeds for
                                                                                 that Mortgage Loan (6)

Indemnification expenses   Amounts for which the sellers,     Indemnification    Amounts on deposit on the             Monthly
/ the sellers, the         the master servicer and                               Certificate Account
master servicer and the    depositor are entitled to
depositor                  indemnification (7)

________________
(1)   If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses.

(2)   Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3)   The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4)   "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and
      Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6)   Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7)   Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

DISTRIBUTIONS

      Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in April 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the interest-bearing certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the interest-bearing certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For each other class of certificates and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

      Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

      On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and then distribute them to the applicable class of Class P Certificates.

      The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and Loan Group
is equal to:

            (a)   the sum, without duplication, of:

                  (1)   all scheduled interest on the Mortgage Loans in that
            Loan Group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing
            Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

                  (2)   all interest on prepayments on the Mortgage Loans in
            that Loan Group, other than Prepayment Interest Excess,

                  (3)   all Advances relating to interest in respect of the
            Mortgage Loans in that Loan Group,

                  (4)   amounts paid by the master servicer in respect of
            Compensating Interest for that Loan Group, and

                  (5)   liquidation proceeds on the Mortgage Loans in that Loan
            Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

            minus

            (b)   all non-recoverable Advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

      The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and Loan Group
is equal to:

            (a)   the sum, without duplication, of:

                  (1)   the scheduled principal collected or advanced on the
            Mortgage Loans in that Loan Group with respect to the related Due
            Date,

                  (2)   prepayments on the Mortgage Loans in that Loan Group
            collected in the related Prepayment Period,

                  (3)   the Stated Principal Balance of each Mortgage Loans in
            that Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

                  (4)   any Substitution Adjustment Amounts in respect of
            Mortgage Loans in that Loan Group, and

                  (5)   all liquidation proceeds in respect of Mortgage Loans in
            that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage
            Loans in that Loan Group received during the related Prepayment
            Period,

            minus

            (b)   all non-recoverable Advances relating to principal on the
      Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

      "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor in respect of interest on such principal prepayment.

INTEREST

      On each Distribution Date, the interest distributable with respect to the offered certificates (other than the Class A-R Certificates) is the interest which has accrued on the Class Certificate Balances or notional amount, as applicable, thereof immediately prior to that Distribution Date at the then applicable related Pass-Through Rate during the applicable Accrual Period.

      For any Distribution Date, the "ACCRUAL PERIOD" for (x) each class of
LIBOR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on day immediately prior to that Distribution Date and (y) the Class X Certificates will be the calendar month preceding the month of that Distribution Date.

      Interest Entitlement. Interest on the LIBOR Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period. Interest on the Class X Certificates will be calculated on the basis of a 360 day year divided into twelve 30 day months.

      The "INTEREST FUNDS" for any Distribution Date and Loan Group are equal to the Interest Remittance Amount for that Loan Group minus the related portion of the Trustee Fee for such Distribution Date.

      "CURRENT INTEREST," with respect to each class of offered certificates
(other than the Class A-R Certificates) and each Distribution Date, is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual
Period on the Class Certificate Balance or notional amount, as applicable, of such class immediately prior to such Distribution Date.

      "INTEREST CARRY FORWARD AMOUNT," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:

            (a)   Current Interest for such class with respect to prior
      Distribution Dates, over

            (b)   the amount actually distributed to such class with respect to interest on prior Distribution Dates.

      PASS-THROUGH RATES. The classes of certificates will have the respective pass through rates described below (each, a "PASS-THROUGH RATE").

      LIBOR Certificates.

      The Pass-Through Rate with respect to each Accrual Period and each class of LIBOR Certificates will be a per annum rate equal to the lesser of:

      (1)   One-Month LIBOR for such Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Pass-Through Margin for such class and Accrual Period, and

      (2)   the applicable Net Rate Cap for such class for such Distribution
Date.

      The "PASS-THROUGH MARGIN" for each class of LIBOR Certificates is as follows:

CLASS OF CERTIFICATES                                 PASS-THROUGH MARGIN
---------------------                                 -------------------
                                                     (1)              (2)
                                                --------------  ---------------
Class 1-A-1..................................       0.200%          0.400%
Class 1-A-2..................................       0.260%          0.520%
Class 1-A-3..................................       0.310%          0.620%
Class 2-A-1..................................       0.210%          0.420%
Class 2-A-2..................................       0.270%          0.540%
Class 2-A-3..................................       0.320%          0.640%
Class M-1....................................       0.430%          0.645%
Class M-2....................................       0.450%          0.675%
Class M-3....................................       0.500%          0.750%
Class M-4....................................       0.800%          1.200%
Class M-5....................................       0.900%          1.350%
Class M-6....................................       1.750%          2.625%
Class M-7....................................       2.500%          3.750%

____________
(1)   For the Accrual Period related to any Distribution Date occurring on or prior to the related Optional Termination Date.

(2)   For the Accrual Period related to any Distribution Date occurring after the related Optional Termination Date.

      Class X Certificates.

      The Pass-Through Rate for the Class X Certificates will be a per annum rate equal to the excess of:

      (1)   the Net Rate Cap for the senior certificates related to Loan Group
            2, over

      (2)   the sum of:

            (a) One-Month LIBOR for such Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR"); and

            (b) 0.350% for the Accrual Period (calculated on the basis of a
            360-day year and the actual number of days that elapsed in that
            Accrual Period) related to any Distribution Date occurring on or prior to the related Optional Termination Date and 0.700% for the
            Accrual Period (calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period) related to any Distribution Date occurring after the related Optional
            Termination Date.

      Class A-R, Class P and Class C Certificates.

      The Class A-R, Class P and Class C Certificates do not have a Pass-Through
Rate.

      "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any
Distribution Date is equal to the Mortgage Rate on that Mortgage Loan (net of the premium for any lender paid mortgage insurance) as of the Due Date related to that Distribution Date minus the Expense Fee Rate.

      "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE," for any Distribution Date
and Loan Group is the average of the Adjusted Net Mortgage Rate of each Mortgage
Loan in that Loan Group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that
Distribution Date (after giving effect to principal prepayments in the
Prepayment Period related to that prior Due Date) and with respect to Loan group
1, less the related Required Deposit Rate.

      "REQUIRED DEPOSIT RATE" for any Distribution Date and Loan Group 1 is a
per annum rate equal to the product of (i) the Required Deposit and (ii) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of
the Due Date occurring in the month preceding the month of that Distribution
Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

      "AVAILABLE FUNDS" for any Distribution Date and Loan Group is equal to the sum of (a) Interest Funds for that Loan Group and Distribution Date and (b) the
Principal Remittance Amount for such Loan Group and Distribution Date.

      "AVAILABLE FUNDS RATE CAP" for any Distribution Date and the following classes of certificates is:

      o   with respect to the senior certificates (other than the Class X and
          Class A-R Certificates), the product of:

          (i)   the Available Funds for the related Loan Group and with respect to Loan Group 1, minus the Required Deposit for such
                Distribution Date, and

          (ii)  a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage
                Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

      o   with respect to the Subordinated Certificates, the sum of the following for each Loan Group, the product of:

          (i)   the Available Funds for the related Loan Group and with respect to Loan Group 1, minus the Required Deposit for such
                Distribution Date,

          (ii)  a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage
                Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

          (iii) a fraction:

                (a) the numerator of which is the related Subordinated Portion immediately prior to that Distribution Date; and

                (b) the denominator of which is the greater of:

                    (1) such Subordinated Portion; and

                    (2) the excess of:

                        (A) the aggregate Stated Principal Balance of the
                            Mortgage Loans as of the Due Date in the prior month
                            (after giving effect to principal prepayments in the
                            Prepayment Period related to that prior Due Date),
                            over

                        (B) the aggregate Class Certificate Balance of the
                            Senior Certificates (other than the notional amount
                            certificates) immediately prior to that Distribution
                            Date.

      The "NET RATE CAP" for each Distribution Date and the following classes of certificates is:

      o   with respect to the classes of senior certificates (other than the
          Class X and Class A-R Certificates), the product of:

          (a)   the lesser of:

                (i) the Weighted Average Adjusted Net Mortgage Rate on the
                    Mortgage Loans in the related Loan Group as of the Due Date in the prior calendar month (after giving effect to
                    principal prepayments received in the Prepayment Period
                    related to that prior Due Date), and

                (ii)the related Available Funds Rate Cap, and

          (b)   a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related
                Accrual Period, and

      o   with respect to the Subordinated Certificates, the product of:

          (a)   the lesser of

                (i) the sum of the following for each Loan Group: the product of:

                    (1) the Weighted Average Adjusted Net Mortgage Rate on the
                        Mortgage Loans in that Loan Group; and

                    (2) a fraction:

                        (a) the numerator of which is the related Subordinated
                            Portion immediately prior to that Distribution Date;
                            and

                        (b) the denominator of which is the greater of:

                            (i)  such Subordinated Portion; and

                            (ii) the excess of:

                                 (A) the aggregate Stated Principal Balance of
                                     the Mortgage Loans as of the Due Date in
                                     the prior month (after giving effect to
                                     principal prepayments in the Prepayment
                                     Period related to that prior Due Date),
                                     over

                                 (B) the aggregate Class Certificate Balance of
                                     the Senior Certificates (other than the
                                     notional amount certificates) immediately
                                     prior to that Distribution Date; and

                (ii)the related Available Funds Rate Cap, and

          (b)   a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related
                Accrual Period.

      The "SUBORDINATED PORTION" for any Distribution Date and Loan Group will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in the
related Loan Group as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date)
minus the aggregate Class Certificate Balance of the related senior certificates
(other than the notional amount certificates) immediately prior to such
Distribution Date.

      The "NET RATE CARRYOVER" for each class of LIBOR Certificates on any
Distribution Date is equal to the sum of:

      (a)   the excess of:

            (i)  the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the related
            Net Rate Cap, over

            (ii) the amount of interest such class accrued on such Distribution
            Date based on the related Net Rate Cap, and

      (b)   the unpaid portion of any such excess from prior Distribution Dates
(and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate Cap).

      Distributions of Funds from the Corridor Contract. On each Distribution
Date beginning in March 2009 on or prior to the Corridor Contract Termination
Date, amounts paid to the Supplemental Interest Trust will be deposited in the
Corridor Contract Reserve Fund and then distributed to pay, first, any Unpaid
Realized Loss Amounts and, second, any unpaid Net Rate Carryover on the LIBOR
Certificates. Any amounts remaining after this application will be distributed to the holders of the Class C Certificates and will not be available for the payment of any Unpaid Realized Loss Amounts or Net Rate Carryover on any class of certificates on future Distribution Dates unless the Corridor Contract is subject to an early termination, in which case any early termination payment received by the Supplemental Interest Trust in respect of the Corridor Contract will be deposited by the trustee, on behalf of the Supplemental Interest Trust, in the Corridor Contract Reserve Fund to cover any Unpaid Realized Loss Amounts and any Net Rate Carryover on the LIBOR Certificates until the Corridor Contract
Termination Date. See "Description of the Certificates --The Corridor Contracts"
and "--Corridor Contract Reserve Fund" below.

DEFERRED INTEREST

      With respect to each Mortgage Loan and each related Due Date, "DEFERRED
INTEREST" will be the excess, if any, of the amount of interest accrued on such
Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

THE CORRIDOR CONTRACT

      Beginning in March 2009 through the Distribution Date in May 2015 (the
"CORRIDOR CONTRACT TERMINATION DATE"), the LIBOR Certificates will have the benefit of an interest rate corridor contract (the "CORRIDOR CONTRACT"). as evidenced by a confirmation between Swiss Re Financial Products, Inc. ("SRFP" or the "CORRIDOR CONTRACT COUNTERPARTY") and the trustee on behalf of the
Supplemental Interest Trust.

      The Corridor Contract will be an asset of a separate trust (the
"SUPPLEMENTAL INTEREST TRUST") created under the pooling and servicing agreement for the benefit of the LIBOR Certificates.

      Pursuant to the Corridor Contract, the terms of an ISDA Master Agreement were incorporated into the confirmation of the Corridor Contract, as if such an
ISDA Master Agreement had been executed by the trustee on behalf of the
Supplemental Interest Trust and the Corridor Contract Counterparty on the date the Corridor Contract was executed. The Corridor Contract is also subject to certain ISDA definitions, as published by the International Swaps and
Derivatives Association, Inc.

      On or prior to the Corridor Contract Termination Date, the amount payable by the Corridor Contract Counterparty under the Corridor Contract will equal the product of:

      (i)   the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the related Corridor
Contract Ceiling Rate for such Distribution Date over (y) the related Corridor
Contract Strike Rate for such Distribution Date,

      (ii)  the product of (a) the applicable Corridor Contract Notional Balance for such Distribution Date and (b) 250, and

      (iii) (x) the number of days in the related Accrual Period divided by (y)
360.

      On or prior to the Corridor Contract Termination Date, amounts (if any)
received under the Corridor Contract by the trustee, on behalf of the
Supplemental Interest Trust, will be used to cover any Net Rate Carryover and
Unpaid Realized Loss Amount on the LIBOR Certificates. Amounts received by the trustee, on behalf of the Supplemental Interest Trust, in excess of the amount necessary to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on
any Distribution Date will not be available to cover the Net Rate Carryover or
Unpaid Realized Loss Amount on future Distribution Dates but will be distributed to the related class of Class C Certificates.

      The "CORRIDOR CONTRACT NOTIONAL BALANCE", the "CORRIDOR CONTRACT STRIKE
RATE" and the "CORRIDOR CONTRACT CEILING RATE" are as described in the following table:

                          CORRIDOR      CORRIDOR     CORRIDOR
                          CONTRACT      CONTRACT     CONTRACT
      MONTH OF            NOTIONAL       STRIKE       CEILING
 DISTRIBUTION DATE       BALANCE ($)    RATE (%)     RATE (%)
--------------------    ------------    ---------    --------
March 25, 2009......    1,440,675.12      6.12         7.71
April 25, 2009......    1,410,294.52      6.12         7.71
May 25, 2009........    1,380,420.37      6.12         7.69
June 25, 2009.......    1,351,150.07      6.12         7.68
July 25, 2009.......    1,322,512.92      6.12         7.67
August 25, 2009.....    1,294,494.97      6.12         7.65
September 25, 2009..    1,267,082.62      6.12         7.63
October 25, 2009....    1,240,262.51      6.12         7.61
November 25, 2009...    1,214,019.41      6.12         7.57
December 25, 2009...    1,188,339.02      6.12         7.53
January 25, 2010....    1,163,212.93      6.12         7.48
February 25, 2010...    1,138,582.66      6.12         7.43
March 25, 2010......    1,114,079.92      6.12         7.38
April 25, 2010......    1,090,018.65      6.12         7.32
May 25, 2010........    1,065,684.79      6.12         7.26
June 25, 2010.......    1,041,261.79      6.12         7.19
July 25, 2010.......    1,017,273.91      6.12         7.11
August 25, 2010.....      993,835.43      6.12         7.03
September 25, 2010..      970,787.22      6.12         6.93
October 25, 2010....      947,738.47      6.12         6.83
November 25, 2010...      925,203.35      6.12         6.73
December 25, 2010...      903,069.16      6.22         6.63
January 25, 2011....      881,445.14      6.35         6.50
February 25, 2011...      860,289.88      6.42         6.57
March 25, 2011......      839,429.32      6.50         6.65
April 25, 2011......      819,071.32      6.57         6.72
May 25, 2011........      799,126.99      6.64         6.79
June 25, 2011.......      779,565.40      6.72         6.87
July 25, 2011.......      760,477.49      6.79         6.94
August 25, 2011.....      741,807.27      6.86         7.01
September 25, 2011..      723,590.82      6.94         7.09
October 25, 2011....      705,817.18      7.01         7.16
November 25, 2011...      688,475.68      7.08         7.23
December 25, 2011...      671,555.88      7.15         7.30
January 25, 2012....      655,021.39      7.23         7.38
February 25, 2012...      638,889.57      7.30         7.45
March 25, 2012......      623,142.76      7.37         7.52
April 25, 2012......      607,777.41      7.45         7.60
May 25, 2012........      592,783.32      7.54         7.71
June 25, 2012.......      578,154.58      7.54         7.82
July 25, 2012.......      563,882.67      7.54         7.94
August 25, 2012.....      549,958.94      7.54         8.04
September 25, 2012..      536,374.98      7.54         8.14
October 25, 2012....      523,122.57      7.54         8.23
November 25, 2012...      510,193.67      7.54         8.31
December 25, 2012...      497,580.46      7.54         8.41
January 25, 2013....      485,275.28      7.54         8.50
February 25, 2013...      473,270.70      7.54         8.56
March 25, 2013......      461,559.41      7.54         8.62
April 25, 2013......      450,134.32      7.54         8.69
May 25, 2013........      438,987.48      7.54         8.74
June 25, 2013.......      428,112.92      7.54         8.79
July 25, 2013.......      417,504.31      7.54         8.83
August 25, 2013.....      407,155.20      7.54         8.85
September 25, 2013..      397,059.29      7.54         8.88
October 25, 2013....      387,210.46      7.54         8.90
November 25, 2013...      377,602.70      7.54         8.89
December 25, 2013...      368,230.18      7.54         8.90

                          CORRIDOR      CORRIDOR     CORRIDOR
                          CONTRACT      CONTRACT     CONTRACT
      MONTH OF            NOTIONAL       STRIKE       CEILING
 DISTRIBUTION DATE       BALANCE ($)    RATE (%)     RATE (%)
--------------------    ------------    ---------    --------
January 25, 2014....      359,087.18      7.54         8.90
February 25, 2014...      350,168.13      7.54         8.88
March 25, 2014......      341,467.61      7.54         8.86
April 25, 2014......      332,980.30      7.54         8.84
May 25, 2014........      324,700.21      7.54         8.81
June 25, 2014.......      316,622.94      7.54         8.77
July 25, 2014.......      308,743.78      7.54         8.72
August 25, 2014.....      301,057.90      7.54         8.68
September 25, 2014..      293,560.63      7.54         8.63
October 25, 2014....      286,244.83      7.54         8.56
November 25, 2014...      279,108.67      7.54         8.47
December 25, 2014...      272,147.80      7.54         8.38
January 25, 2015....      265,357.95      7.54         8.30
February 25, 2015...      258,734.96      7.54         8.20
March 25, 2015......      252,274.77      7.54         8.10
April 25, 2015......      245,973.42      7.54         8.01
May 25, 2015........      239,826.88      7.54         7.90
June 25, 2015 and
thereafter..........            0.00      0.00         0.00

      The Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Corridor Contract Counterparty or the issuing entity, the failure by the Corridor Contract Counterparty (within one business day after notice of the failure is received by the Corridor Contract
Counterparty) to make a payment due under the Corridor Contract and the Corridor
Contract becoming illegal or subject to certain kinds of taxation.

      In addition to the termination events specified above, it will be a termination event under the Corridor Contract in the event that (A) either (i)
the unsecured, long-term senior debt obligations of the Corridor Contract
Counterparty are rated below "A2" by Moody's or are rated "A2" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (ii) the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (iii) if the
Corridor Contract Counterparty does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of the Corridor Contract
Counterparty are rated below "A1" by Moody's or (B) either (i) the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated below "A-1" by S&P or (ii) if the Corridor Contract Counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated below "A+" by S&P (such an event a,
"COLLATERALIZATION EVENT"), and the Corridor Contract Counterparty does not, within 30 days, (a) cause another entity to replace the Corridor Contract
Counterparty that meets or exceeds the Corridor Contract Counterparty Ratings
Requirement and that is approved by the trustee on terms substantially similar to the Corridor Contract; (b) post collateral satisfactory to the applicable
Rating Agencies; or (c) establish any other arrangement satisfactory to the applicable Rating Agency.

      "CORRIDOR CONTRACT COUNTERPARTY RATINGS REQUIREMENT" means (A) both (i)
the unsecured, short-term debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A-1" by S&P and (ii) the unsecured, long-term senior debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A+" by S&P, and (B) both (i)
the unsecured, long-term senior debt obligations of such substitute counterparty
(or its credit support provider) are rated at least "A2" by Moody's (and if rated "A2" by Moody's, such rating is not on watch for possible downgrade) and
(ii) the unsecured, short-term debt obligations of such substitute counterparty
(or its credit support provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade),

      It will also be a termination event under the Corridor Contract if the
Corridor Contract Counterparty fails to satisfy the following ratings criteria:
(A) the unsecured, long-term senior debt obligations of the Corridor Contract
Counterparty are rated at least "BBB-" by S&P, and (B) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated at least
"A3" by Moody's (including if such rating is on watch for possible downgrade)
and the unsecured, short-term debt obligations of the Corridor Contract
Counterparty are rated at least "P-2" by Moody's (including if such rating is on watch for possible downgrade) and the Corridor Contract Counterparty does not, within 10 days, after the occurrence of such a downgrade or withdrawal by S&P or
Moody's, as applicable, (i) cause another entity to replace the Corridor
Contract Counterparty that meets or exceeds the Corridor Contract Counterparty
Ratings Requirement and that is approved by the trustee on terms substantially similar to the Corridor Contract and (ii) with respect to a downgrade of a rating by Moody's, immediately post collateral satisfactory to Moody's.

      Finally, an additional termination event under the Corridor Contract will exist if the Corridor Contract Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and
Item 1115(b)(1) or (b)(2) of Regulation AB with respect to certain reporting obligations of the Depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Corridor Contract, and the
Corridor Contract Counterparty fails to transfer the Corridor Contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i)
has agreed to deliver any information, report, certification or accountants'
consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Corridor
Contract, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.

      If any Corridor Contract is terminated early, the Corridor Contract
Counterparty may owe a termination payment, payable in a lump sum. Any termination payment received from the Corridor Contract Counterparty will be paid to the trustee, on behalf of the Supplemental Interest Trust, and will be deposited by the trustee in the Corridor Contract Reserve Fund and applied on future Distribution Dates to pay any Net Rate Carryover and Unpaid Realized Loss
Amount on the related classes of certificates, until the Corridor Contract
Termination Date. However, if a termination occurs, there can be no assurance that a termination payment will be paid to the trustee, on behalf of the
Supplemental Interest Trust.

      The pooling and servicing agreement does not provide for the substitution of a replacement corridor contract in the event of a termination of the Corridor
Contract or in any other circumstance.

      The significance percentage for the Corridor Contract is less than 10%.
The "significance percentage" for the Corridor Contract is the percentage that the significance estimate of the Corridor Contract represents of the Class
Certificate Balance of the certificates related to the Corridor Contract. The
"significance estimate" of the Corridor Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Corridor
Contract, made in substantially the same manner as that used in Countrywide Home
Loans' internal risk management process in respect of similar instruments.

      SRFP is a Delaware corporation incorporated on May 23, 1995. In the course of conducting its business, SRFP trades in over-the-counter derivative products and structures and advises on a variety of financial transactions that transfer insurance, market or credit risk to or from capital markets. SRFP's headquarters are located at 55 East 52nd Street, New York, New York 10055. SRFP currently has a long-term counterparty credit rating of "AA (CreditWatch negative)" and a short-term debt rating of "A-1+" from S&P. SRFP is an indirect, wholly owned subsidiary of Swiss Re, a Swiss corporation. The obligations of the SRFP under the Corridor Contract are fully and unconditionally guaranteed under a guaranty by Swiss Re. Swiss Re was founded in Zurich, Switzerland in 1863 and since then has become one of the world's leading reinsurers. Swiss Re and its reinsurance subsidiaries have over 70 offices in more than 30 countries. Swiss Re's headquarters are located at Mythenquai 50/60, CH-8022, Zurich, Switzerland.

      On November 18, 2005, following Swiss Re's announcement of its agreement to acquire GE Insurance Solutions (excluding its U.S. life and health business)
from General Electric, S&P, Moody's and Fitch announced the following rating actions. S&P placed Swiss Re and its rated core operating companies on
CreditWatch with negative implications. S&P stated that if the transaction is completed as currently constituted, they expect the ratings on Swiss Re and its core operating companies would be lowered to "AA-" with a stable outlook, but if the transaction does not proceed, the ratings on Swiss Re would be affirmed.
Moody's placed Swiss Re and its rated core subsidiaries on review for possible downgrade. Moody's indicated that in the event the review process resulted in a downgrade of Swiss Re's rating, such downgrade would highly likely be limited to one notch. Fitch placed Swiss Re on Rating Watch Negative. Swiss Re currently has (i) a long-term counterparty credit rating of "AA (CreditWatch negative)", an insurer financial strength rating of "AA (CreditWatch negative)", a senior unsecured debt rating of "AA (CreditWatch negative)" and a short-term debt rating of "A-1+" from S&P, (ii) an insurance financial strength rating of "Aa2
(on review for possible downgrade)", a senior debt rating of "Aa2 (on review for possible downgrade)" and a short-term rating of "P-1" from Moody's and (iii) an insurer financial strength rating (Fitch initiated) of "AA+(Rating Watch
Negative)" and a long-term issuer rating (Fitch initiated) of "AA+(Rating Watch
Negative)" from Fitch.

      Various regulatory authorities, including the U.S. Securities and Exchange
Commission and State Attorneys General in the United States, including the New
York State Attorney General's office, State Insurance Departments in the United
States and the U.K. Financial Services Authority, as well as law enforcement agencies, are conducting investigations on various aspects of the insurance industry, including the use of non-traditional, or loss mitigation insurance, products. Swiss Reinsurance is among the companies that have received subpoenas to produce documents relating to "non-traditional" products as part of these investigations. Swiss Re has announced that it is cooperating fully with all requests for documents addressed to Swiss Re. It is unclear at this point what the ultimate scope of the investigations will be, in terms of the products, parties or practices under review, particularly given the potentially broad range of products that could be characterized as "non-traditional." It is therefore also unclear what the direct or indirect consequences of such investigations will be, and Swiss Re is not currently in a

position to give any assurances as to the consequences for it or the insurance and reinsurance industries of the foregoing investigations or related developments.

      The information contained in the preceding three paragraphs has been provided by SRFP and Swiss Re for use in this free writing prospectus. Neither
SRFP nor Swiss Re undertakes any obligation to update such information. Neither
SRFP nor Swiss Re makes any representation regarding the offered certificates or the advisability of investing in the offered certificates and neither makes any representation regarding, nor has it participated in the preparation of, and do not accept responsibility for, this free writing prospectus as a whole or the accompanying prospectus other than the information contained in the preceding three paragraphs.

      The offered certificates do not represent an obligation of the Corridor
Contract Counterparty. The holders of the offered certificates are not parties to or beneficiaries under any Corridor Contract and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under any Corridor Contract.

      The Corridor Contract will be filed with the Securities and Exchange
Commission as an Exhibit to a Current Report on Form 8-K after the closing date.

PRINCIPAL

      The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution
Date, is the excess, if any, of:

            (i)   the aggregate Class Certificate Balance of the certificates
                  (other than the notional amount certificates) immediately
                  prior to such Distribution Date, over

            (ii)  the excess, if any, of (a) the aggregate Stated Principal
                  Balance of the Mortgage Loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment
                  Period), over (b) the Overcollateralization Target Amount for such Distribution Date.

      The "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each
Distribution Date is equal to the product of (i) the Principal Distribution
Amount and (ii) a fraction, the numerator of which is the Scheduled Principal
Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Scheduled Principal Amount for both Loan Groups for that
Distribution Date.

      The "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each
Distribution Date is equal to the product of (i) the Principal Distribution
Amount and (ii) a fraction, the numerator of which is the Scheduled Principal
Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Scheduled Principal Amount for both Loan Groups for that
Distribution Date.

      The "SCHEDULED PRINCIPAL AMOUNT" for any Distribution Date and Loan Group
is equal to:

      (a)   the sum, without duplication, of:

                  (1)   the scheduled principal payment due or the amount
            advanced on the Mortgage Loans in that Loan Group with respect to the related Due Date,

                  (2)   prepayments on the Mortgage Loans in that Loan Group
            paid in the related Prepayment Period,

                  (3)   the Stated Principal Balance of each Mortgage Loan in
            that Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

                  (4)   any Substitution Adjustment Amounts in respect of
            Mortgage Loans in that Loan Group, and

                  (5)   all liquidation proceeds in respect of Mortgage Loans in
            that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage
            Loans in that Loan Group received during the related Prepayment
            Period,

      minus

      (b)   all non-recoverable Advances relating to principal on the Mortgage
Loans in that Loan Group and certain expenses reimbursed since the prior Due
Date.

      "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, (ii)
prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related
Prepayment Period and (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date. The Stated Principal Balance of a Liquidated Mortgage
Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated
Principal Balances of the Mortgage Loans.

      "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from March 1, 2006) through the fifteenth day of the calendar month in which the Distribution Date occurs.

      "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1)   the aggregate Class Certificate Balance of the Senior Certificates
(other than the notional amount certificates) immediately prior to such
Distribution Date, over

      (2)   the lesser of (A) the product of (i) (x) 78.0341085008% on any
Distribution Date on or after the Stepdown Date and prior to the Distribution
Date in April 2012 or (y) 82.4272868006% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in April 2012 and (ii)
the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date
in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate
Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor.

      The "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each
Distribution Date is equal to the product of (i) the Senior Principal
Distribution Amount and (ii) a fraction, the numerator of which is the Scheduled
Principal Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Scheduled Principal Amount for both Loan Groups for that Distribution Date.

      The "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each
Distribution Date is equal to the product of (i) the Senior Principal
Distribution Amount and (ii) a fraction, the numerator of which is the Scheduled
Principal Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Scheduled Principal Amount for both Loan Groups for that Distribution Date.

      "SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of
Subordinated Certificates and Distribution Date will equal the excess of:

      (1)   the sum of:

            (a)   the aggregate Class Certificate Balance of the Senior
                  Certificates (other than the notional amount certificates)
                  (after taking into account the distribution of the Senior
                  Principal Distribution Amount for such Distribution Date),

            (b)   the aggregate Class Certificate Balance of any class(es) of
                  Subordinated Certificates that are senior to the subject class
                  (in each case, after taking into account the distribution of the applicable Subordinated Class Principal Distribution
                  Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

            (c)   the Class Certificate Balance of such class of Subordinated
                  Certificates immediately prior to such Distribution Date, over

      (2)   the lesser of (a) the product of (x) 100% minus the applicable
Stepdown Target Subordination Percentage for the subject class of Subordinated
Certificates for that Distribution Date and (y) the aggregate Stated Principal
Balance of the Mortgage Loans as of the Due Date in the month of that
Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the
Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment
Period) minus the OC Floor;

provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution
Amount until its Class Certificate Balance is reduced to zero.

      The "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET
SUBORDINATION PERCENTAGE" for each class of subordinated certificates will equal the respective percentages indicated in the following table:

                             Initial Target   Stepdown Target   Stepdown Target
                              Subordination    Subordination     Subordination
                               Percentage     Percentage (1)    Percentage (2)
                             --------------   ---------------   ---------------
Class M-1...............      5.8901081207%   14.7252703018%    11.7802162414%
Class M-2...............      3.9561053050%    9.8902632625%     7.9122106100%
Class M-3...............      3.4560915989%    8.6402289972%     6.9121831978%
Class M-4...............      2.2881599804%    5.7203999511%     4.5763199609%
Class M-5...............      1.5423006978%    3.8557517446%     3.0846013956%
Class M-6...............      1.0422869917%    2.6057174793%     2.0845739834%
Class M-7...............      0.5000000000%    1.2500000000%     1.0000000000%

      ______________

      (1)   For any Distribution Date occurring on or after the Distribution
            Date occurring in April 2009 and prior to the Distribution Date occurring in April 2012.

      (2)   For any Distribution Date occurring on or after the Distribution
            Date occurring in April 2012.

      The Initial Target Subordination Percentages will not be used to calculate distributions on the subordinated certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the subordinated certificates and the related overcollateralization amount. The
Initial Target Subordination Percentage for any class of subordinated certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the cut-off date.

      "OC FLOOR" means an amount equal to 0.50% of the aggregate Stated
Principal Balance of the Mortgage Loans as of the cut-off date.

      "OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any
Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off
date and (b) on or after the Stepdown Date, the greater of (i) (x) for any
Distribution Date on or after the Stepdown Date but prior to the Distribution
Date in April 2012, an amount equal to 1.25% of the aggregate Stated Principal
Balance of the Mortgage Loans as of the Due Date in the month of that
Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the
Stepdown Date and on or after the Distribution Date in April 2012, an amount equal to 1.00% of the

aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in
the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the OC Floor;

provided, however, that if a Trigger Event is in effect on any Distribution
Date, the Overcollateralization Target Amount will be the Overcollateralization
Target Amount as in effect for the prior Distribution Date.

      "STEPDOWN DATE" is the earlier to occur of:

            (1)   the Distribution Date on which the aggregate Class Certificate
      Balance of the Senior Certificates (other than the notional amount certificates) is reduced to zero, and

            (2)   the later to occur of (x) the Distribution Date in April 2009 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the
      Mortgage Loans as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date)
      over the aggregate Class Certificate Balance of the Senior Certificates
      (other than the notional amount certificates) immediately prior to that
      Distribution Date, and the denominator of which is the aggregate Stated
      Principal Balance of the Mortgage Loans as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) 21.9658914992% on any Distribution Date prior to the Distribution Date in April 2012 and (b) 17.5727131994% on any
      Distribution Date on or after the Distribution Date in April 2012.

      A "TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if either a Delinquency Trigger Event is in effect with respect to that Distribution Date or a Cumulative Loss Trigger Event is in
effect with respect to that Distribution Date.

      A "DELINQUENCY TRIGGER EVENT" is in effect with respect to a Distribution
Date on or after the Stepdown Date if the Rolling Sixty Day Delinquency Rate for
the outstanding Mortgage Loans equals or exceeds the product of (i) 27.40% and the Senior Enhancement Percentage for any Distribution Date prior to the
Distribution Date in April 2011 and (ii) 34.00% and the Senior Enhancement
Percentage for any Distribution Date on or after the Distribution Date in April
2011.

      The "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage)
of:

            (1)   the numerator of which is the excess of:

                  (a)   the aggregate Stated Principal Balance of the Mortgage
            Loans for the preceding Distribution Date over

                  (b)   (i) before the aggregate Class Certificate Balance of
            the Senior Certificates (other than the notional amount
            certificates) has been reduced to zero, the aggregate Class
            Certificate Balance of the Senior Certificates (other than the notional amount certificates), or (ii) after such time, the Class
            Certificate Balance of the most senior class of Subordinated
            Certificates outstanding, as of the Business Day immediately preceding the Distribution Date in the calendar month prior to the month of such Distribution Date, and

            (2)   the denominator of which is the aggregate Stated Principal
      Balance of the Mortgage Loans for the preceding Distribution Date.

      A "CUMULATIVE LOSS TRIGGER EVENT" is in effect with respect to any
Distribution Date on or after the Stepdown Date if the aggregate amount of
Realized Losses on the Mortgage Loans from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of

Subsequent Recoveries received from the cut-off date through the Prepayment
Period related to that Due Date) exceeds the applicable percentage, for such
Distribution Date, of the aggregate Stated Principal Balance of the Mortgage
Loans, as set forth below:

DISTRIBUTION DATE                                  PERCENTAGE
-----------------                                  ----------

April 2008 - March 2009........................    0.20% with respect to April 2008, plus an additional 1/12th of
                                                       0.30% for each month thereafter through March 2009
April 2009 - March 2010........................    0.50% with respect to April 2009, plus an additional 1/12th of
                                                       0.40% for each month thereafter through March 2010
April 2010 - March 2011........................    0.90% with respect to April 2010, plus an additional 1/12th of
                                                       0.35% for each month thereafter through March 2011
April 2011 - March 2012........................    1.25% with respect to April 2011, plus an additional 1/12th of
                                                       0.50% for each month thereafter through March 2012
April 2012 - March 2013........................    1.75% with respect to April 2012, plus an additional 1/12th of
                                                       0.15% for each month thereafter through March 2013
April 2013 and thereafter......................    1.90%

      "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of
Subsequent Recoveries to the Class Certificate Balance of that class.

      The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution
Date on or after the Stepdown Date is the average of the Sixty-Day Delinquency
Rates and Distribution Date and the two immediately preceding Distribution
Dates.

      The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such
Distribution Date of all Mortgage Loans that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO
Properties) and the denominator of which is the aggregate Stated Principal
Balance for such Distribution Date of the Mortgage Loans as of the related Due
Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

      A "REALIZED LOSS" with respect to any Distribution Date and any defaulted
Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted
Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the
Due Date after such Mortgage Loan has been liquidated.

      "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

RESIDUAL CERTIFICATES

      The Class A-R Certificates do not bear interest. The Class A-R
Certificates will receive a distribution of $100 of principal on the first
Distribution Date, after which their Class Certificate Balance will equal zero.
The Class A-R Certificates will remain outstanding for so long as the trust fund will exist. In addition to the distribution of principal on the first
Distribution Date, on each Distribution Date the holders of the Class A-R
Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the
Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

      The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through
Rates on the classes of certificates. As a result, interest collections on the
Mortgage Loans net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the related certificates and the related fees and expenses payable by the issuing entity. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

DISTRIBUTION OF AVAILABLE FUNDS

      On each Distribution Date, the aggregate Available Funds for both Loan
Groups will be distributed in the following amounts and order of priority:

            (1) to the Final Maturity Reserve Fund, the Required Deposit, if
      any, for such Distribution Date;

            (2) to the Class X Certificates, the Current Interest and the
      Interest Carry Forward Amount for such class and such Distribution Date;

            (3) concurrently, to the classes of Senior Certificates (other than the notional amount certificates and the Class A-R Certificates), pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date;

            (4) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
      Class M-5, Class M-6 and Class M-7 Certificates, in that order, the
      Current Interest for each such class and such Distribution Date;

            (5) (A) for each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect in the following order of priority:

                  (1) in an amount up to the Principal Distribution Amount for that Distribution Date, concurrently, to the following classes of certificates, pro rata on the basis of the related Principal
            Distribution Amount:

                        (a) in an amount up to the Group 1 Principal
                  Distribution Amount for such Distribution Date, sequentially:

                              (i)   to the Class A-R Certificates, until its
                        Class Certificate Balance is reduced to zero, and

                              (ii)  concurrently, to the Class 1-A-1, Class
                        1-A-2 and Class 1-A-3 Certificates, pro rata, until
                        their respective Class Certificate Balances are reduced
                        to zero;

                              (iii) concurrently, to the Class 2-A-1, Class
                        2-A-2 and Class 2-A-3 Certificates, pro rata, until
                        their respective Class Certificate Balances are reduced
                        to zero; and

                        (b) in an amount up to the Group 2 Principal
                  Distribution Amount for such Distribution Date, sequentially:

                              (i) concurrently, to the Class 2-A-1, Class 2-A-2
                        and Class 2-A-3 Certificates, pro rata, until their
                        respective Class Certificate Balances are reduced to
                        zero; and

                              (ii) concurrently, to the Class 1-A-1, Class 1-A-2
                        and Class 1-A-3 Certificates, pro rata, until their
                        respective Class Certificate Balances are reduced to
                        zero; and

                  (2) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

            (B) on each Distribution Date on or after the Stepdown Date so long as a Trigger Event is not in effect, in the following order of priority:

                  (1) in an amount up to the Senior Principal Distribution
            Amount for that Distribution Date, concurrently, to the following classes of certificates, pro rata on the basis of the related Senior
            Principal Distribution Amount:

                        (a) in an amount up to the Group 1 Senior Principal
                  Distribution Amount for such Distribution Date, sequentially:

                              (i) concurrently, to the Class 1-A-1, Class 1-A-2
                        and Class 1-A-3 Certificates, pro rata, until their
                        respective Class Certificate Balances are reduced to
                        zero; and

                              (ii) concurrently, to the Class 2-A-1, Class 2-A-2
                        and Class 2-A-3 Certificates, pro rata, until their
                        respective Class Certificate Balances are reduced to
                        zero; and

                        (b) in an amount up to the Group 2 Senior Principal
                  Distribution Amount for such Distribution Date, sequentially:

                              (i) concurrently, to the Class 2-A-1, Class 2-A-2
                        and Class 2-A-3 Certificates, pro rata, until their
                        respective Class Certificate Balances are reduced to
                        zero; and

                              (ii) concurrently, to the Class 1-A-1, Class 1-A-2
                        and Class 1-A-3 Certificates, pro rata, until their
                        respective Class Certificate Balances are reduced to
                        zero; and

                  (2) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the Subordinated Class Principal
            Distribution Amount for each such class, until their respective
            Class Certificate Balances are reduced to zero;

            (6)   on each Distribution Date after the Distribution Date in May
      2036, in the following order of priority:

                  (a) concurrently, to the classes of senior certificates (other than the notional amount certificates), pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (b) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (7)   sequentially, to the Class M-1, Class M-2, Class M-3, Class
      M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the
      Interest Carry Forward Amount for each such class and such Distribution
      Date;

            (8)   concurrently, pro rata based on the aggregate Unpaid Realized
      Loss Amount for the senior certificates (other than the notional amount certificates) related to Loan Group 1 and Loan Group 2;

                  (a)   in an amount up to the aggregate Unpaid Realized Loss
            Amount for the senior certificates related to Loan Group 1, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3
            Certificates, in that order, in an amount up to the Unpaid Realized
            Loss Amount for each such class; and

                  (b)   in an amount up to the aggregate Unpaid Realized Loss
            Amount for the senior certificates (other than the notional amount certificates) related to Loan Group 2, sequentially, to the Class
            2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

            (9)   sequentially, to the Class M-1, Class M-2, Class M-3, Class
      M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

            (10)  concurrently, to the classes of senior certificates (other than the notional amount certificates), pro rata, in an amount up to the amount of Net Rate Carryover for each such class;

            (11)  sequentially, to the Class M-1, Class M-2, Class M-3, Class
      M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of Net Rate Carryover for each such class; and

            (12)  to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

      Any Interest Carry Forward Amounts, Unpaid Realized Loss Amounts or Net
Rate Carryover that remains after the Class Certificate Balance of the related certificates is reduced to zero will be extinguished.

CALCULATION OF ONE-MONTH LIBOR

      On the second LIBOR Business Day preceding the commencement of each
Accrual Period for the LIBOR Certificates (each such date, an "INTEREST
DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such
Accrual Period on the basis of such rate as it is quoted on the Bloomberg
Terminal for that Interest Determination Date. If such rate is not quoted on the
Bloomberg terminal (or such other service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual
Period will be the Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period. The "REFERENCE BANK RATE" with respect to any Accrual
Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.0125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m.,
New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for
such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York
City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period. As used in this section,
"LIBOR BUSINESS DAY" means a

day on which banks are open for dealing in foreign currency and exchange in
London and New York City; and "REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

            (1)   with an established place of business in London,

            (2)   which have been designated as such by the Trustee and

            (3)   which are not controlling, controlled by, or under common
                  control with, the Depositor, Countrywide Servicing or any
                  successor Master Servicer.

      The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

      The pooling and servicing agreement establishes an account (the "CARRYOVER
RESERVE FUND"), which is held in trust by the trustee on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover
Reserve Fund will not be an asset of any REMIC.

      In addition to the $1,000 deposit described in the second preceding paragraph, on the closing date the depositor shall cause to be deposited in the
Carryover Reserve Fund an amount that is expected to be sufficient to cover any
Net Rate Carryover on the LIBOR Certificates with respect to the first
Distribution Date. On the first Distribution Date, such amount will be distributed, sequentially, as follows:

   o  first to all of the classes of senior certificates (other than the Class X and Class A-R Certificates), pro rata, based upon the amount of any Net
      Rate Carryover with respect to each such class of certificates, and

   o  second, sequentially, to all of the classes of subordinated certificates, beginning with the class of subordinated certificates with the highest distribution priority in each loan group, in each case based upon the amount of any Net Rate Carryover with respect to each such class of certificates.

Any such amount deposited by the depositor as described in the first sentence of this paragraph that remains after payment of any Net Rate Carryover to the certificates on the first Distribution Date will be distributed to UBS
Securities LLC and will not be available to cover any Net Rate Carryover on subsequent Distribution Dates.

CORRIDOR CONTRACT RESERVE FUND

      The pooling and servicing agreement will require the trustee to establish an account (the "CORRIDOR CONTRACT RESERVE FUND"), which will be held in trust in the Supplemental Interest Trust by the trustee, as trustee of the
Supplemental Interest Trust, on behalf of the holders of the LIBOR Certificates.
On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Corridor Contract Reserve Fund. The Corridor Contract Reserve Fund will not be an asset of the issuing entity or of any REMIC.

      On each Distribution Date, the trustee will deposit in the Corridor
Contract Reserve Fund any amounts received in respect of the Corridor Contract for the related Accrual Period. On each Distribution Date, such amounts received in respect of the Corridor Contract will be distributed to the LIBOR
Certificates to the extent necessary and to the extent not previously distributed in the following order of priority:

            (1)   concurrently, pro rata based on the aggregate remaining Unpaid
      Realized Loss Amount for the senior certificates (other than the Class X
      Certificates) related to Loan Group 1 and Loan Group 2:

                  (a)   in an amount equal to the aggregate remaining Unpaid
                  Realized Loss Amount for the senior certificates (other than the Class X Certificates) related to Loan Group 1,
                  sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3
                  Certificates, in that order, in an amount up to the remaining
                  Unpaid Realized Loss Amount for each such class, and

                  (b)   in an amount equal to the aggregate remaining Unpaid
                  Realized Loss Amount for the senior certificates (other than the Class X Certificates) related to Loan Group 2,
                  sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
                  Certificates, in that order, in an amount up to the remaining
                  Unpaid Realized Loss Amount for each such class;

            (2)   sequentially, to the Class M-1, Class M-2, Class M-3, Class
      M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Unpaid Realized Loss Amount for each such class;

            (3) concurrently, to the classes of senior certificates (other than the Class X Certificates), pro rata, in an amount up to the amount of any remaining Net Rate Carryover for each such class;

            (4) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
      Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Net Rate Carryover for each such class; and

            (5) to the Class C Certificates, in the amount specified in the pooling and servicing agreement.

FINAL MATURITY RESERVE FUND

      The trustee, on behalf of the Supplemental Interest Trust, will establish and maintain an account (the "FINAL MATURITY RESERVE FUND"), on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Final Maturity Reserve Fund. The
Final Maturity Reserve Fund will not be an asset of the issuing entity or of any
REMIC.

      On each Distribution Date beginning on the Distribution Date in April 2016 up to and including the Final Maturity Reserve Funding Date, if the aggregate
Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) is greater than the amount specified in the following table for such Distribution Date (the "REQUIRED
DEPOSIT TRIGGER AMOUNT"), an amount equal to the lesser of (a) the product of
(i) 0.40%, (ii) the aggregate Stated Principal Balance of the Mortgage Loans in
Loan Group 1 as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the
Prepayment Period related to that prior Due Date) and (iii) one-twelfth, and (b)
the excess of (i) the Final Maturity Funding Cap for such Distribution Date over
(ii) the amount on deposit in the Final Maturity Reserve Fund immediately prior to such Distribution Date, will be deposited in the Final Maturity Reserve Fund
(the "REQUIRED DEPOSIT") until the amount on deposit in the Final Maturity
Reserve Fund is equal to the Final Maturity Funding Cap.

        40-YEAR COLLATERAL TABLE
        ------------------------

                               REQUIRED
                               DEPOSIT
                               TRIGGER
DISTRIBUTION DATE             AMOUNT ($)
---------------------         ----------
April 25, 2016.......         38,955,213
May 25, 2016.........         38,362,381
June 25, 2016........         37,777,344
July 25, 2016........         37,198,430
August 25, 2016......         36,625,605
September 25, 2016...         36,058,843
October 25, 2016.....         35,498,117
November 25, 2016....         34,943,446
December 25, 2016....         34,394,755
January 25, 2017.....         33,852,013
February 25, 2017....         33,315,400
March 25, 2017.......         32,784,676
April 25, 2017.......         32,266,661
May 25, 2017.........         31,763,347
June 25, 2017........         31,266,450

                               REQUIRED
                               DEPOSIT
                               TRIGGER
DISTRIBUTION DATE             AMOUNT ($)
---------------------         ----------
July 25, 2017........         30,774,935
August 25, 2017......         30,288,776
September 25, 2017...         29,807,948
October 25, 2017.....         29,332,427
November 25, 2017....         28,862,225
December 25, 2017....         28,397,276
January 25, 2018.....         27,937,554
February 25, 2018....         27,483,194
March 25, 2018.......         27,034,005
April 25, 2018.......         26,595,281
May 25, 2018.........         26,168,563
June 25, 2018........         25,749,192
July 25, 2018........         25,336,286
August 25, 2018......         24,929,746
September 25, 2018...         24,529,476
October 25, 2018.....         24,135,383
November 25, 2018....         23,747,402
December 25, 2018....         23,365,412
January 25, 2019.....         22,989,323
February 25, 2019....         22,619,170
March 25, 2019.......         22,254,737
April 25, 2019.......         21,899,534
May 25, 2019.........         21,554,149
June 25, 2019........         21,214,450
July 25, 2019........         20,879,937
August 25, 2019......         20,550,531
September 25, 2019...         20,226,155
October 25, 2019.....         19,906,736
November 25, 2019....         19,592,210
December 25, 2019....         19,282,493
January 25, 2020.....         18,977,511
February 25, 2020....         18,677,205
March 25, 2020.......         18,381,494
April 25, 2020.......         18,090,309
May 25, 2020.........         17,803,581
June 25, 2020........         17,521,244
July 25, 2020........         17,243,233
August 25, 2020......         16,969,482
September 25, 2020...         16,699,927
October 25, 2020.....         16,434,505
November 25, 2020....         16,173,155
December 25, 2020....         15,915,816
January 25, 2021.....         15,662,426
February 25, 2021....         15,412,926
March 25, 2021.......         15,167,259
April 25, 2021.......         14,925,367
May 25, 2021.........         14,687,192
June 25, 2021........         14,455,565
July 25, 2021........         14,230,439
August 25, 2021......         14,011,625
September 25, 2021...         13,798,970
October 25, 2021.....         13,592,313
November 25, 2021....         13,391,479
December 25, 2021....         13,196,333
January 25, 2022.....         13,006,729
February 25, 2022....         12,822,456
March 25, 2022.......         12,643,448
April 25, 2022.......         12,467,280
May 25, 2022.........         12,293,129
June 25, 2022........         12,122,786
July 25, 2022........         11,956,510
August 25, 2022......         11,794,205
September 25, 2022...         11,635,770
October 25, 2022.....         11,481,077
November 25, 2022....         11,329,872
December 25, 2022....         11,181,908
January 25, 2023.....         11,036,997
February 25, 2023....         10,894,993
March 25, 2023.......         10,755,658
April 25, 2023.......         10,616,306
May 25, 2023.........         10,476,141
June 25, 2023........         10,337,621
July 25, 2023........         10,201,019
August 25, 2023......         10,066,310
September 25, 2023...         9,933,466
October 25, 2023.....         9,802,461
November 25, 2023....         9,673,256
December 25, 2023....         9,545,839
January 25, 2024.....         9,420,184
February 25, 2024....         9,296,210
March 25, 2024.......         9,173,951
April 25, 2024.......         9,051,513
May 25, 2024.........         8,928,301
June 25, 2024........         8,806,541
July 25, 2024........         8,686,493
August 25, 2024......         8,568,133
September 25, 2024...         8,451,437
October 25, 2024.....         8,336,381
November 25, 2024....         8,222,931
December 25, 2024....         8,111,074
January 25, 2025.....         8,000,789
February 25, 2025....         7,892,002
March 25, 2025.......         7,784,743
April 25, 2025.......         7,677,303
May 25, 2025.........         7,569,146
June 25, 2025........         7,462,279
July 25, 2025........         7,356,940
August 25, 2025......         7,253,105
September 25, 2025...         7,150,754
October 25, 2025.....         7,049,865
November 25, 2025....         6,950,379
December 25, 2025....         6,852,315
January 25, 2026.....         6,755,651
February 25, 2026....         6,660,248
March 25, 2026.......         6,566,209
April 25, 2026.......         6,469,623
May 25, 2026.........         6,368,412
June 25, 2026........         6,268,491
July 25, 2026........         6,169,688
August 25, 2026......         6,072,364
September 25, 2026...         5,976,495
October 25, 2026.....         5,882,060
November 25, 2026....         5,789,040
December 25, 2026....         5,697,412
January 25, 2027.....         5,607,157
February 25, 2027....         5,518,254
March 25, 2027.......         5,430,683
April 25, 2027.......         5,344,426
May 25, 2027.........         5,259,462
June 25, 2027........         5,175,773
July 25, 2027........         5,093,341
August 25, 2027......         5,012,145
September 25, 2027...         4,932,170
October 25, 2027.....         4,853,396
November 25, 2027....         4,775,806
December 25, 2027....         4,699,382
January 25, 2028.....         4,624,108
February 25, 2028....         4,549,967
March 25, 2028.......         4,476,941
April 25, 2028.......         4,405,015
May 25, 2028.........         4,334,173
June 25, 2028........         4,264,398
July 25, 2028........         4,195,675
August 25, 2028......         4,127,988
September 25, 2028...         4,061,323
October 25, 2028.....         3,995,663
November 25, 2028....         3,930,995
December 25, 2028....         3,867,304
January 25, 2029.....         3,804,575
February 25, 2029....         3,742,795
March 25, 2029.......         3,681,948
April 25, 2029.......         3,622,023
May 25, 2029.........         3,563,004
June 25, 2029........         3,504,879
July 25, 2029........         3,447,634
August 25, 2029......         3,391,257
September 25, 2029...         3,335,735
October 25, 2029.....         3,281,055
November 25, 2029....         3,227,204
December 25, 2029....         3,174,171
January 25, 2030.....         3,121,944
February 25, 2030....         3,070,510
March 25, 2030.......         3,019,859
April 25, 2030.......         2,969,976
May 25, 2030.........         2,920,852
June 25, 2030........         2,872,474

                               REQUIRED
                               DEPOSIT
                               TRIGGER
DISTRIBUTION DATE             AMOUNT ($)
---------------------         ----------
July 25, 2030........         2,824,830
August 25, 2030......         2,777,905
September 25, 2030...         2,731,662
October 25, 2030.....         2,686,047
November 25, 2030....         2,641,027
December 25, 2030....         2,596,579
January 25, 2031.....         2,552,694
February 25, 2031....         2,509,370
March 25, 2031.......         2,466,598
April 25, 2031.......         2,424,527
May 25, 2031.........         2,383,398
June 25, 2031........         2,342,956
July 25, 2031........         2,303,137
August 25, 2031......         2,263,933
September 25, 2031...         2,225,334
October 25, 2031.....         2,187,332
November 25, 2031....         2,149,918
December 25, 2031....         2,113,083
January 25, 2032.....         2,076,817
February 25, 2032....         2,041,118
March 25, 2032.......         2,005,971
April 25, 2032.......         1,971,400
May 25, 2032.........         1,937,365
June 25, 2032........         1,903,859
July 25, 2032........         1,870,872
August 25, 2032......         1,838,398
September 25, 2032...         1,806,429
October 25, 2032.....         1,774,957
November 25, 2032....         1,743,975
December 25, 2032....         1,713,475
January 25, 2033.....         1,683,451
February 25, 2033....         1,653,895
March 25, 2033.......         1,624,800
April 25, 2033.......         1,596,160
May 25, 2033.........         1,567,967
June 25, 2033........         1,540,367
July 25, 2033........         1,513,339
August 25, 2033......         1,486,868
September 25, 2033...         1,460,908
October 25, 2033.....         1,435,372
November 25, 2033....         1,410,232
December 25, 2033....         1,385,485
January 25, 2034.....         1,361,122
February 25, 2034....         1,337,134
March 25, 2034.......         1,313,519
April 25, 2034.......         1,290,163
May 25, 2034.........         1,266,934
June 25, 2034........         1,244,048
July 25, 2034........         1,221,521
August 25, 2034......         1,199,347
September 25, 2034...         1,177,521
October 25, 2034.....         1,156,039
November 25, 2034....         1,134,894
December 25, 2034....         1,114,083
January 25, 2035.....         1,093,599
February 25, 2035....         1,073,439
March 25, 2035.......         1,053,596
April 25, 2035.......         1,034,067
May 25, 2035.........         1,014,847
June 25, 2035........          995,931
July 25, 2035........          977,315
August 25, 2035......          958,994
September 25, 2035...          940,963
October 25, 2035.....          923,219
November 25, 2035....          905,757
December 25, 2035....          888,572
January 25, 2036.....          871,661
February 25, 2036....          855,020
March 25, 2036.......          838,644
April 25, 2036.......          822,530
May 25, 2036.........          806,673

      The "FINAL MATURITY FUNDING CAP" for any Distribution Date beginning with the Distribution Date in April 2016 will equal the lesser of (i) the product of
(a) the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) and (b) the fraction, the numerator of which is 1.00 and the denominator of which is 0.85, and (ii) $24,262,962.

      The "FINAL MATURITY RESERVE FUNDING DATE" is the earlier of (i) the
Distribution Date on which the amount on deposit in the Final Maturity Reserve
Fund is equal to the Final Maturity Funding Cap and (ii) the Last Scheduled
Distribution Date.

      If the issuing entity is terminated by the master servicer exercising its option on the Optional Termination Date, any funds on deposit in the Final
Maturity Reserve Fund will be distributed to the Class C Certificates.

      On the Distribution Date in May 2036, after giving effect to the distribution of all Available Funds, if the amount on deposit in the Final
Maturity Reserve Fund is greater than or equal to the aggregate Class
Certificate Balance of the certificates (other than the notional amount certificates), all amounts on deposit in the Final Maturity Reserve Fund will be distributed in the following order of priority:

            (1)   concurrently, to the classes of the senior certificates (other than the notional amount certificates), pro rata, until their respective
      Class Certificate Balances are reduced to zero;

            (2)   sequentially, to each class of the classes of subordinated certificates in numerical order, until their respective Class Certificate
      Balances are reduced to zero;

            (3)   concurrently, to the classes of the senior certificates, pro rata, the remaining Current Interest and the remaining Interest Carry
      Forward Amount for each such class and such Distribution Date;

            (4)   sequentially, to each class of subordinated certificates in numerical order, the remaining Current Interest and the remaining Interest
      Carry Forward Amount for each such class and such Distribution Date;

            (5)   concurrently, to the classes of senior certificates related to that Loan Group, pro rata based on the remaining Unpaid Realized Loss
      Amount for each such class, in an amount equal to the remaining Unpaid
      Realized Loss Amount for each such class; provided, however, that (a) any amounts allocable to the Class 1-A-1, Class 1-A-2 and Class 1-A-3
      Certificates will be allocated sequentially, to the Class 1-A-1, Class
      1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class and (b) any amounts allocable to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
      Certificates will be allocated sequentially, to the Class 2-A-1, Class
      2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

            (6)   sequentially, to each class of subordinated certificates in numerical order, in an amount up to the amount of the remaining Unpaid
      Realized Loss Amount for each such class;

            (7)   concurrently, to the classes of senior certificates (other than the notional amount certificates), pro rata, in an amount up to the amount of the remaining Net Rate Carryover for each such class;

            (8)   sequentially, to each class of subordinated certificates in numerical order, in an amount up to the amount of the remaining Net Rate
      Carryover for each such class; and

            (9)   to the class of Class C Certificates, in the amount specified in the pooling and servicing agreement.

      On each Distribution Date on or after the Distribution Date in May 2036, after giving effect to the distribution of all Available Funds, if the amount on deposit in the Final Maturity Reserve Fund is less than the aggregate Class
Certificate Balance of the certificates (other than the notional amount certificates), amounts on deposit in the Final Maturity Reserve Fund will be distributed in the following order of priority:

            (1)   concurrently, to the senior certificates, pro rata, until
      their respective Class Certificate Balances are reduced to zero; provided, however, that the amount on deposit in the Final Maturity Reserve Fund is greater than or equal to the aggregate Class Certificate Balance of the senior certificates (other than the notional amount certificates);

            (2)   sequentially, to each class of subordinated certificates in numerical order, until their respective Class Certificate Balances are reduced to zero; provided, however, that the amount remaining on deposit in the Final Maturity Reserve Fund is greater than or equal to the aggregate Class Certificate Balance of the related class of certificates and the Class Certificate Balance of all classes of certificates with a higher distribution priority have been reduced to zero; and

            (3)   to the Class C Certificates, in the amount specified in the pooling and servicing agreement; provided, however, that all classes of certificates with a higher distribution priority have been reduced to zero.

APPLIED REALIZED LOSS AMOUNTS

      After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the related subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the related senior certificates.

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the certificates
(other than the Class X Certificates) exceeds the aggregate Stated Principal
Balance of the Mortgage Loans, the amount of such excess will be applied, first, to reduce the Class Certificate Balances of the Class M-7, Class M-6, Class M-5,
Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero and, second, pro rata, to the senior certificates related to Loan Group 1 and the senior certificates related to Loan Group 2 (other than the Class X
Certificates) (a) to reduce the Class Certificate Balances of the Class 1-A-3,
Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective
Class Certificate Balances are reduced to zero and (b) to reduce the Class
2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero. Any such reduction described in this paragraph is an "APPLIED REALIZED LOSS AMOUNT."

      Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the
Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the
Class Certificate Balance of such class as described in the definition of Class
Certificate Balance above.